UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

ARC GROUP WORLDWIDE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ARC GROUP WORLDWIDE, INC.

810 Flightline Blvd.

Deland, FL 32724

(303) 467-5236

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held November 16, 2015

1:00 PM Eastern Standard Time

To the Shareholders of ARC Group Worldwide, Inc.:

The Annual Meeting of the shareholders of ARC Group Worldwide, Inc. (referred to herein as “ARC” and the “Company”) will be held on November 16, 2015, at 1:00 PM (Eastern Standard Time) (the “Annual Meeting”) at the offices of Quadrant Management Inc., 1345 Avenue of the Americas, 27th Floor, New York, NY 10105 for the following purposes:

1.	To elect a Board of Directors consisting of five directors;

2.	To ratify the selection of Grant Thornton LLP to serve as the Company’s certified independent accountants for the year ending June 30, 2016; and
3.	To approve the 2015 ARC Group Worldwide, Inc. Equity Incentive Plan.

YOUR VOTE IS VERY IMPORTANT

Only the shareholders of record as shown on the transfer books at the close of business on September 28, 2015, are entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”).  We anticipate that such notice will be mailed to shareholders on or about October 2, 2015.

After careful consideration, the ARC Board of Directors has unanimously determined that the proposed actions described above are advisable and in the best interests of ARC shareholders and unanimously recommends that you vote:

•                  “FOR” EACH OF THE FIVE NOMINEES FOR ELECTION AS DIRECTORS WHOSE NAMES ARE SET FORTH ON THE PROXY CARD;

•                  “FOR” THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP TO SERVE AS THE COMPANY’S CERTIFIED INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING JUNE 30, 2016; AND

•                  “FOR” THE APPROVAL OF THE 2015 ARC GROUP WORLDWIDE, INC. EQUITY INCENTIVE PLAN.

Under Rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have chosen to provide our shareholders with proxy materials on the Internet, rather than sending printed copies of such materials through the mail.  In connection with this decision, a Notice Regarding the Availability of Proxy Materials is being mailed to our shareholders who have not previously requested electronic access to our proxy materials or paper proxy materials.  This notice contains instructions on how you may access and review our proxy materials on the Internet and how you may vote your shares.  The notice also contains information concerning how to request our proxy materials in printed form or by e-mail, at no charge.  We anticipate that the notice will be mailed to shareholders on or about October 2, 2015.  If you hold shares of our Common Stock in street name through a broker, rather than directly in your own name, you should contact your broker to request paper proxy packages.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON NOVEMBER 16, 2015:

Our notice of annual meeting, proxy statement, annual report and instructions for the voting of shares are available on the Internet at www.edocumentview.com/ARCW.

Additional copies of our proxy materials may also be requested in printed form or by e-mail, at no charge, by calling (303) 467-5236 or requested via e-mail at InvestorRelations@arcgroupworldwide.com.

You may contact us by calling or writing our principle office to obtain directions to be able to attend the meeting and vote in person: ARC Group Worldwide, Inc., 810 Flightline Blvd., Deland, FL 32724; Telephone: (303) 467-5236.

If you wish to attend the 2015 Annual Meeting in person, you must RSVP to the following e-mail address no later than 5:00 pm on Thursday, November 12, 2015:  InvestorRelations@arcgroupworldwide.com.  In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver’s license).  Shareholders holding stock in brokerage accounts must bring a brokerage statement or other evidence of share ownership as of September 28, 2015 in order to be admitted to the meeting.

All shareholders, regardless of whether they expect to attend the Annual Meeting in person, are requested to complete and return the proxy.  The person executing the proxy may revoke it by filing with the Chief Executive Officer of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by choosing to vote in person at the Annual Meeting.

ALL SHAREHOLDERS ARE EXTENDED A CORDIAL INVITATION TO ATTEND THE ANNUAL MEETING.

By Order of the Board of Directors:

Jason T. Young
President and Chief Executive Officer
September 29, 2015

ARC GROUP WORLDWIDE, INC.

PROXY STATEMENT

ii

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	23
PROPOSAL NO. 2: RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP TO SERVE AS OUR CERTIFIED INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING JUNE 30, 2016	24
Independent Registered Public Accounting Firm	24
Audit Fees of Grant Thornton LLP	24
All Other Fees	24
Required Shareholder Vote	24
Recommendation of the Board of Directors for Ratification of Accounting Firm Appointment	25
PROPOSAL NO. 3: APPROVAL OF THE 2015 EQUITY INCENTIVE PLAN	26
SHAREHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING OF SHAREHOLDERS	30
ABSENCE OF APPRAISAL RIGHTS	30
AVAILABILITY OF REPORTS ON FORM 10-K	30
PROXY MATERIALS DELIVERED TO A SHARED ADDRESS	30
WHERE YOU CAN FIND MORE INFORMATION	30
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE	30
Annex A - 2015 ARC Group Worldwide, Inc. Equity Incentive Plan
Annex B — Charter of the ARC Group Worldwide, Inc. Nominating & Governance Committee

iii

QUESTIONS AND ANSWERS

The following questions and answers are intended to address briefly some commonly asked questions regarding the matters to be addressed at the Annual Meeting.  These questions and answers may not address all questions that may be important to you as an ARC shareholder.  Please refer to the more detailed information contained elsewhere in this proxy statement and the documents referred to in this proxy statement, which you should read carefully.  See “Where You Can Find More Information” on page 29.

Except as otherwise noted:

•                  References in this proxy statement to “ARC,” the “Company,” “we,” “us,” and “our” refer to the business of ARC Group Worldwide, Inc. and its subsidiaries.

Q:                                  Why am I receiving these materials?

A:                                   We are providing you with this proxy statement in connection with an Annual Meeting of our shareholders, which will take place on November 16, 2015, starting at 1:00 PM Eastern Standard Time, at the offices of Quadrant Management Inc., 1345 Avenue of the Americas, 27th Floor, New York, NY 10105.  As a shareholder, you are invited to attend the Annual Meeting and are entitled and requested to vote on the proposals described in this proxy statement.

Q:                                  What am I being asked to vote on?

A:                                   You are being asked by the Board of Directors of ARC to consider and vote on the following matters:

•                        The election of the five nominees as directors whose names are set forth on the proxy card to hold office until the next Annual Meeting of shareholders or until their respective successors have been elected and qualified, referred to in this proxy statement as Proposal No. 1;

•                        The ratification of the selection of Grant Thornton LLP to serve as our certified independent accountants for the year ending June 30, 2016, referred to in this proxy statement as Proposal No. 2; and

•                        Approval of the 2015 ARC Group Worldwide, Inc. Equity Incentive Plan, referred to in this proxy statement as Proposal No. 3.

Q:                                  What quorum and vote is required in connection with each of the proposals?

A:                                   A quorum, consisting of the holders of a majority of the shares of our Common Stock entitled to vote as of the record date of the Annual Meeting, must be present in person or represented by proxy before any action may be taken at the Annual Meeting. Abstentions and broker non-votes will be treated only as shares that are present for purposes of ascertaining whether there is a quorum sufficient for the Annual Meeting to be convened and conduct the business of the meeting.

Regarding Proposal No. 1 pertaining to the election of five directors of the Company, the affirmative vote of a plurality of the shares represented at the meeting, in person or by proxy, is required to elect each director.

The approval of a majority of all shares of Common Stock present and voting in person or by proxy will be required to approve Proposals No. 2 and No. 3.

Q:                                  What happens if I do not vote?

A:                                   The presence in person or by proxy of a majority of the outstanding shares of our Common Stock entitled to vote is required for us to ascertain a quorum and convene our Annual Meeting.  If you do not vote, we may not be able to obtain a quorum to properly conduct the Annual Meeting.  If you do not wish to vote, we request that you return your proxy indicating that you consent to being present for purposes of obtaining the quorum.  In this manner, we will be able to conduct the Annual Meeting even if you do not vote your shares on any of the proposals submitted to the vote of the shareholders.

Q:                                  What happens if I abstain?

A:                                   If you vote “ABSTAIN” by proxy or if you otherwise vote “ABSTAIN” at the Annual Meeting, your shares will be counted only for purposes of determining the presence of a quorum. Broker non-votes will not be considered to be abstentions unless explicitly marked “abstain” and will otherwise only be present at the Annual Meeting for purposes of ascertaining a quorum.

Section 8 of Article II of the Company Bylaws provides that if a quorum exists, action on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action. Election of directors is determined by plurality voting and therefore abstentions will not have an effect on the outcome of the election of directors. Abstentions will not have an effect on the outcome of voting on any matters submitted to the vote of the shareholders.

Q:                                  What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:                                   Most of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record—If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the shareholder of record with respect to those shares and the notice is being sent directly to you by us.  As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.  After carefully reading and considering the information contained in this proxy statement, if you are the shareholder of record, please submit your proxy in accordance with the instructions set forth in the proxy card so that your shares may be voted at the Annual Meeting.

Beneficial Ownership—If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered the shareholder of record with respect to those shares.  As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote and are also invited to attend the Annual Meeting.  However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you request a legal proxy from your broker, bank or other nominee.  Your broker, bank or other nominee has enclosed a voting instruction card with this proxy statement for you to use in directing such institution regarding how to vote the shares you beneficially own.

See “How to Vote Your Shares” beginning on Page 6.

Q:                                  If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:                                   If your shares are held in street name, your broker may, under certain circumstances, vote your shares.  Certain brokerage firms have authority to vote a client’s unvoted shares on some “routine” matters but cannot vote a client’s unvoted shares on “non-routine” matters.  If you do not give voting instructions to your broker on a “non-routine” matter, your shares may constitute “broker non-votes.” A broker non-vote occurs on a matter when a broker returns an executed proxy but indicates that it does not have discretionary authority to vote on that matter and has not received instructions from the beneficial owner.  Broker non-votes are not deemed to be votes cast and, therefore, are not included in the tabulation of the voting results on these proposals.

You should instruct your broker to vote your shares.  If you do not instruct your broker, your broker may not have the authority to vote your shares for any of the proposals at the Annual Meeting.

Please check with your broker and follow the voting procedures your broker provides.

Q:                                  How can I vote my shares in person at the Annual Meeting?

A:                                   Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting.  If you choose to do so, please bring your proxy card or proof of identification to the meeting.  Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the Annual Meeting.  If you hold your shares in “street name,” you must request a legal proxy from your broker, bank or other nominee in order for you to vote at the Annual Meeting.

Q:                                  How can I vote my shares without attending the Annual Meeting?

A:                                   If you do not plan to attend the Annual Meeting, we request that you vote your shares as promptly as possible.  You may vote electronically on the internet, by mail by using the proxy card, or by using the toll-free telephone number listed on the proxy card.  Please see “How to Vote Your Shares” on Page 6.

For shares held in “street name,” you may vote your shares by submitting voting instructions to your broker, bank or other nominee.  A voting instruction card will be provided by your broker, bank or other nominee.

Q:                                  May I change my vote after I have submitted a proxy electronically, by telephone or mailed my signed proxy card?

A:                                   Yes.  You may change your vote at any time before your proxy is voted at the Annual Meeting. You can do this in several ways.  If you hold your shares as a shareholder of record, you can send a written notice stating that you want to revoke your proxy, or you can complete and submit a new proxy card, in either case dated later than the prior proxy card relating to the same shares.  You must submit your notice of revocation or your new proxy card to: ARC Group Worldwide, Inc., 810 Flightline Blvd., Deland, FL 32724, Attention: Chief Executive Officer.

You can also attend the Annual Meeting and vote in person. Simply attending the Annual Meeting, however, will not revoke your proxy; you must vote at the Annual Meeting to revoke your proxy if you have not previously revoked your proxy.

You can also change your vote by submitting a proxy at a later date by fax or mail if you have previously voted in connection with the Annual Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked.

If your shares are held in “street name” and you have instructed your broker, bank or other nominee to vote your shares, the preceding instructions do not apply, and you must follow the voting procedures received from your broker, bank or other nominee to change your vote.

Q:                                  Who can attend the 2015 Annual Meeting of the Shareholders in person?  Must I RSVP prior to the date of the 2015 Annual Meeting?

A:                                   You may attend the Annual Meeting only if you are a shareholder of our Company who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting.  If you plan to attend the 2015 Annual Meeting in person, you must RSVP no later than 5:00 pm on Thursday, November 12, 2015 to InvestorRelations@arcgroupworldwide.com.  In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver’s license).  Shareholders holding stock in brokerage accounts must bring a brokerage statement or other evidence of share ownership as of September 28, 2015, in order to be admitted to the meeting.

Q:                                  If I want to attend the Annual Meeting, what do I do?

A:                                   If you wish to attend the Annual Meeting, you must RSVP as noted above.  On the date of the Annual Meeting you should come to the place of our Annual Meeting, located at Quadrant Management Inc., 1345 Avenue of the Americas, 27th Floor, New York, NY 10105 at 1:00 PM Eastern Standard Time, on November 16, 2015.  Shareholders of record as of the record date for the Annual Meeting can vote in person at the Annual Meeting.  If your shares are held in “street name,” then you must ask your broker, bank or other nominee holder how you can vote at the Annual Meeting.

Q:                                  Do I have dissenters’ or appraisal rights as a holder of ARC’s Common Stock?

A:                                   No.  Dissenters’ rights, also referred to as appraisal rights, will not be available to holders of ARC Common Stock under the Utah Revised Business Corporation Act.

Q:                                  Who is paying for this proxy solicitation?

A:                                   The total expense of this solicitation will be borne by ARC. Solicitation of proxies may be made personally or by mail, internet, e-mail or facsimile by officers and other management employees of ARC, who will receive no additional compensation for their services.

Q:                                  Who can help answer my additional questions about the Annual Meeting?

A:                                   If you have questions about the Annual Meeting and the matters to be voted upon, please contact:

ARC Group Worldwide, Inc.

810 Flightline Blvd.

Deland, FL 32724

Attention: Chief Executive Officer

Telephone: (303) 467-5236

PROXY STATEMENT

ARC GROUP WORLDWIDE, INC.

PROXY STATEMENT SUMMARY

This summary highlights selected information also contained elsewhere in this proxy statement (this “Proxy Statement”) related to the matters you are being asked to vote upon and may not contain all of the information important to you.  You should read this entire document and the other documents to which this proxy statement refers you to fully understand the matters you are being asked to vote upon.  Each item in this summary refers to the page where that subject is hereinafter discussed in more detail.

ANNUAL MEETING OF SHAREHOLDERS

Date, Time, Place and Purpose

The Annual Meeting of ARC’s shareholders will be held on November 16, 2015 at 1:00 PM, Eastern Standard Time (the “Annual Meeting”) at the offices of Quadrant Management Inc., 1345 Avenue of the Americas, 27th Floor, New York, NY 10105 for the following purposes:

1.	To elect a Board of Directors consisting of five directors;

2.	To ratify the selection of Grant Thornton LLP to serve as our certified independent accountants for the year ending June 30, 2016; and

3.	To approve the 2015 ARC Group Worldwide, Inc. Equity Incentive Plan.

Solicitation of Proxies

This Proxy Statement is provided in connection with the solicitation of proxies by ARC’s Board of Directors, to be voted at the Annual Meeting or at any adjournment or postponement of the meeting.  We anticipate that notice of the Annual Meeting will be first mailed, given or otherwise provided to shareholders on or about October 2, 2015.

Under Rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have chosen to provide our shareholders with proxy materials on the Internet, rather than sending printed copies of such materials through the mail.  In connection with this decision, a Notice Regarding the Availability of Proxy Materials is being mailed to our shareholders who have not previously requested electronic access to our proxy materials or paper proxy materials.  This notice contains instructions on how you may access and review our proxy materials on the Internet and how you may vote your shares.  The notice also contains information concerning how to request our proxy materials in printed form or by e-mail, at no charge.  If you hold shares of our Common Stock in street name through a broker, rather than directly in your own name, you should contact your broker to request paper proxy packages.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” A broker non-vote occurs on a matter where a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.  In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered votes cast on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.  In particular, please note that brokers may not vote your shares on certain matters in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

A shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to our Chief Executive Officer, by substituting a new proxy executed at a later date, or by requesting, in person at the Annual Meeting, that the proxy be returned.  Shareholders do not have dissenters’ rights of appraisal for any action proposed to be taken at the Annual Meeting.  The solicitation of proxies by the Company is to be made by mail, telephone and oral communications with shareholders.  Our officers, directors and employees may solicit proxies, but these persons will not receive compensation for that solicitation other than their regular compensation. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by those persons.  We may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing.  We will pay all expenses involved in preparing, assembling and mailing this Proxy Statement and the enclosed material.

Record Date, Shares Outstanding and Entitled to Vote

The close of business on September 28, 2015 has been fixed as the record date for the determination of holders of record of the Company’s Common Stock, $.0005 par value per share (the “Common Stock”), entitled to notice and to vote at the Annual Meeting. On the record date, 19,029,297 shares of Common Stock were outstanding and eligible to vote at the Annual Meeting.  Each share, unless otherwise set forth herein, is entitled to one vote.  A majority of the issued and outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the shareholders.  If sufficient votes for approval of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, we intend to postpone or adjourn the Annual Meeting in order to solicit additional votes.  At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this Proxy Statement with respect to the original meeting.

How to Vote Your Shares

We will send a Notice of Internet Availability of Proxy Materials to all shareholders of record as of the record date for the Annual Meeting.  That Notice will give you the opportunity to request a set of printed proxy materials, and you will be sent proxy materials if you request them.  That set of printed proxy materials will also include a proxy card.

You are encouraged to review our Proxy Statement and Annual Report before you cast your vote.

You will be entitled to vote:

•                  electronically on the internet;

•                  by mail by using the proxy card and postage-paid return envelope if you request printed materials; or

•                  by using the toll-free telephone number listed on the Notice card.

You may vote electronically by using a website that provides links to our Proxy Statement and Annual Report.  You may access your records on this website by using a control number printed on the Notice of Internet Availability.  If you vote on the internet, you do not need to return your proxy card.

If you vote by mail, simply mark, sign and date each proxy card that you receive, and return them in the postage-paid envelopes that you will receive.

If you vote by telephone, easy-to-follow telephone voice prompts should enable you to vote your shares and confirm that your voting instructions have been properly recorded.  Our telephone voting procedures are designed to authenticate shareholders by using the individual control numbers provided on each proxy card.  Accordingly, please have your proxy card available when you call.  If you vote by telephone, you do not need to return your proxy card.  Proxies submitted by telephone must be received no later than 1:00 AM, Eastern Standard Time, on Tuesday, November 16, 2015, the day of the Annual Meeting.  This cut-off time is necessary to enable us to complete a final vote tabulation.

Internet voting on our dedicated site is available 24 hours a day, seven days a week, except that no internet votes will be accepted after 1:00 AM, Eastern Standard Time, on Tuesday, November 16, 2015, the day of the Annual Meeting.  This cut-off time is necessary to enable us to complete a final vote tabulation.

You can also come to the place of our Annual Meeting, located at Quadrant Management Inc., 1345 Avenue of the Americas, 27th Floor, New York, NY 10105 at 1:00 PM, Eastern Standard Time, on November 16, 2015.  If you choose to do so, please bring your proxy card or proof of identification to the meeting.  Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the Annual Meeting.  If you hold your shares in “street name,” you must request a legal proxy from your broker, bank or other nominee in order for you to vote at the Annual Meeting.

If you do not plan to attend the Annual Meeting, we request that you vote your shares as promptly as possible.

For shares held in “street name,” you may vote your shares by submitting voting instructions to your broker, bank or other nominee.  A voting instruction card will be provided by your broker, bank or other nominee.  For shares held in “street name,” you may be eligible to vote via the Internet if your broker, bank or other nominee participates in the proxy voting program provided by Broadridge.  Instructions for voting via the Internet, if available, will be provided by your broker, bank or other nominee.

Votes at the Annual Meeting are counted by an inspector of election.  Shares of stock present in person or represented by proxy, including abstentions (shares that do not vote with respect to one or more of the matters presented for shareholder approval), and broker “non-votes,” are counted as present and entitled to vote for purposes of determining whether a quorum exists at the Annual Meeting.  A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.  If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting.  At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this Proxy Statement with respect to the originally scheduled Annual Meeting.  Please note, in the absence of your specific instructions as to how to vote, brokers may not vote your shares on the election of directors or on any other proposals other than the ratification of selection of Grant Thornton LLP to serve as our certified independent accountants for the year ending June 30, 2016.  We encourage you to provide instructions to your broker regarding the voting of your shares.

In the election of directors, the five director candidates having the highest number of votes cast in favor of their election will be elected to the Board of Directors.  A plurality of the votes present in person or represented by proxy at the Annual Meeting is required for election of the Directors.  The determinations of the shareholders with respect to all other Proposals will be determined by a majority of those present and voting in person or by proxy.

How to Change Your Vote

You may change your vote at any time before your proxy is voted at the Annual Meeting.  You can do this in several ways.  If you hold your shares as a shareholder of record, you can send a written notice stating that you want to revoke your proxy, or you can complete and submit a new proxy card, in either case dated later than the prior proxy card relating to the same shares.  You must submit your notice of revocation or your new proxy card to: ARC Group Worldwide, Inc., 810 Flightline Blvd., Deland, FL 32724, Attention: Chief Executive Officer.

You can also attend the Annual Meeting and vote in person if you RSVP no later than 5:00 pm on Thursday, November 12, 2015 to the following e-mail address: InvestorRelations@arcgroupworldwide.com.  In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver’s license).  Shareholders holding stock in brokerage accounts must bring a brokerage statement or other evidence of share ownership as of September 28, 2015 in order to be admitted to the meeting. Simply attending the Annual Meeting, however, will not revoke your proxy; you must vote at the Annual Meeting to revoke your proxy if you have not previously revoked your proxy.

You can also change your vote by submitting a proxy at a later date by fax or via the Internet, if you have previously voted by fax or via the Internet in connection with the Annual Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked.

If your shares are held in “street name” and you have instructed your broker, bank or other nominee to vote your shares, the preceding instructions do not apply, and you must follow the voting procedures received from your broker, bank or other nominee to change your vote.

Counting Your Vote

All properly executed proxies delivered and not properly revoked will be voted at the Annual Meeting as specified in such proxies.  If you provide specific voting instructions, your shares of Common Stock will be voted as instructed.  If you hold shares in your name and sign and return a proxy card or submit a proxy via the Internet without giving specific voting instructions, your shares will be voted as follows:

•                  “FOR” EACH OF THE FIVE NOMINEES FOR ELECTION AS DIRECTORS WHOSE NAMES ARE SET FORTH ON THE PROXY CARD;

•                  “FOR” THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS OUR INDEPENDENT CERTIFIED ACCOUNTANTS FOR THE YEAR ENDING JUNE 30, 2016; AND

•                  “FOR” THE APPROVAL OF THE 2015 ARC GROUP WORLDWIDE, INC. EQUITY INCENTIVE PLAN.

Proxies solicited may be voted only at the Annual Meeting and any adjournment or postponement of the Annual Meeting and will not be used for any other meeting.

Quorum and Required Votes

A quorum, consisting of the holders of a majority of the shares of our Common Stock entitled to vote as of the record date of the Annual Meeting, must be present in person or represented by proxy before any action may be taken at the Annual Meeting.  Abstentions and broker non-votes will be treated only as shares that are present for purposes of ascertaining whether there is a quorum sufficient for the Annual Meeting to be convened and conduct the business of the meeting.

Regarding Proposal No. 1 pertaining to the election of five directors of the Company, the affirmative vote of a plurality of the shares represented at the meeting, in person or by proxy, is required to elect each director.

The approval of a majority of all shares of Common Stock present and voting in person or by proxy will be required to approve Proposals No. 2 and No. 3.

Abstentions will not be counted for purposes of determining the outcome of any Proposals.  Broker non-votes will be counted only for purposes of quorum and will not be counted for purposes of determining the outcome of any proposals submitted to the vote of the shareholders.

Abstentions and Broker “Non-Votes”

Votes at the Annual Meeting are counted by an inspector of election.  Shares of stock present in person or represented by proxy, including abstentions (shares that do not vote with respect to one or more of the matters presented for shareholder approval), and broker “non-votes,” are counted as present and entitled to vote for purposes of determining whether a quorum exists at the Annual Meeting.  A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.  If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting.  At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this Proxy Statement with respect to the originally scheduled Annual Meeting.  Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

 In the election of directors, the five director candidates having the highest number of votes cast in favor of their election (constituting a plurality) will be elected to the Board of Directors.  Only votes “FOR” or “AGAINST” the nominees for election as directors in respect of Proposal No. 1 will affect the outcome.  Abstentions or withheld votes shall not affect the outcome of the election of directors.

Recommendation of Our Board of Directors for voting of the shareholders at the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE:

•                  “FOR” EACH OF THE FIVE NOMINEES FOR ELECTION AS DIRECTORS WHOSE NAMES ARE SET FORTH ON THE PROXY CARD;

•                  “FOR” THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS OUR INDEPENDENT CERTIFIED ACCOUNTANTS FOR THE YEAR ENDING JUNE 30, 2016; AND

•                  “FOR” THE APPROVAL OF THE 2015 ARC GROUP WORLDWIDE, INC. EQUITY INCENTIVE PLAN.

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PROPOSAL NO. 1: ELECTION OF DIRECTORS

The terms of the current directors expire upon the election and qualification of the directors to be elected at the 2015 Annual Meeting.  The Board has nominated five persons for election at the Annual Meeting to serve until the 2016 Annual Meeting of shareholders or until their successors are duly elected and qualified.

The directors shall be elected by the vote of a plurality of the votes cast (which means that the nominees who receive the most affirmative votes will be elected to serve as directors).  Cumulative voting is not permitted in the election of directors.  Each record holder of stock shall be entitled to vote in the election of directors and shall have as many votes for each of the shares owned by him or her as there are directors to be elected and for whose election he or she has the right to vote.  As a result, a shareholder may vote all of his or her shares for each nominee, but may not cumulate the votes to vote more than the total number of shares owned for any one nominee.  In the absence of instructions to the contrary, the person named in the accompanying proxy shall vote the shares represented by that proxy for the persons named below as the Board’s nominees for directors.  Each of the nominees currently is a director of the Company.

Each of the nominees has consented to be named in this Proxy Statement and to serve on the Board of Directors if elected.  It is not anticipated that any of the nominees will become unable or unwilling to accept his nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board of Directors may recommend.

The following table sets forth, with respect to each nominee for director, the nominee’s age (as of the date of the Annual Meeting), his position(s) and office(s) with the Company, and the year in which he first became a director.  Individual background information concerning each of the nominees follows the table, as well as a brief discussion of the experience, qualifications, attributes or skills that led to the conclusion that such individual should be nominated.  For additional information concerning the nominees, including stock ownership and compensation, see “Executive Compensation,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Transactions with Management and Principal Shareholders.”

Name	Age	Position with the Company	Director Since

Jason T. Young	37	Chief Executive Officer, Chairman of the Board	October 2, 2008
Drew M. Kelley	39	Chief Financial Officer, Director	February 24, 2014
Gregory D. Wallis	57	Director, Audit Committee Member, Compensation Committee Member	April 29, 2013
Eddie W. Neely	64	Director, Audit Committee Member, Compensation Committee Member	August 7, 2013
Todd A. Grimm	53	Director, Audit Committee Member, Compensation Committee Member	December 10, 2013

Director Biographies

Jason T. Young.  Jason T. Young has served as our Chief Executive Officer since August 7, 2013.  Mr. Young has served as a member of the Board of Directors of the Company since October 2008 and was appointed as Chairman of the Board November 2008.  Mr. Young also served as the Chief Executive Officer of the Company from November 2008 to August 2011.  Since 2005, Mr. Young has been a Managing Director at Quadrant Management, Inc., where he is responsible for making investments in US and emerging market companies, where he frequently serves in active Management or Director level roles.  In 2008, Mr. Young co-founded Vanterra Capital and has served as a Managing Partner since then.  Mr.

Young has served as Chairman of Yola, Inc. since 2011.  From 2000 to 2005, Mr. Young worked for Merrill Lynch in the Investment Banking Group and later in the Global Principal Investment Group. From 1999 to 2000, he was an Analyst at Helicon Capital Management, a hedge fund and venture capital investment firm.  He holds a BA in International Economics from UCLA.  Because of his employment with Quadrant Management, Inc., which is under common control with Everest Hill Group Inc., Mr. Young is deemed to be an affiliate of Everest Hill Group Inc., which is the majority stockholder of the Company.

Director Qualifications of Jason T. Young:

Mr. Young’s seven years of experience as a director and officer of the Company has given Mr. Young extensive knowledge of the Company and its operations. In addition, Mr. Young’s service as an officer, director and employee of various entities in the investment industry has provided him with significant knowledge and experience regarding corporate financial and governance matters.

Drew M. Kelley.  Drew M. Kelley has served as our Chief Financial Officer since October 7, 2013, and has served as a member of the Board of Directors since February 24, 2014.  Prior to joining the Company, Mr. Kelley was a Senior Vice President at Jefferies LLC and its predecessor, Jefferies Group, Inc.  Mr. Kelley was employed by Jefferies (a brokerage, investment advisory and corporate services company) from September 2008 to July 2013 and held various positions in the investment banking group, executing corporate finance, strategic advisory, restructuring, mergers & acquisitions, equity, and debt transactions for corporate clients.  Prior to Jefferies, Mr. Kelley held investment banking and equity research positions at Bear, Stearns & Co. Inc. from 2002 to 2008.  Mr. Kelley began his career at Merrill Lynch & Co. as an investment banking analyst in 2000.  Mr. Kelley holds a BA in Business-Economics with a Minor in Accounting from UCLA.

Director Qualifications of Drew M. Kelley:

Mr. Kelley’s extensive experience in investment banking have provided him with extensive knowledge regarding financial and business matters.

Gregory D. Wallis.  Mr. Wallis has served as a Member of the Board of Directors since April 29, 2013. Mr. Wallis serves as a member of the Board’s Audit Committee and Compensation Committee. Mr. Wallis is the CEO of Dorst America in Bethlehem, PA, responsible for that company’s operations in North America.  Before being named CEO in 2004, Mr. Wallis was Dorst’s Executive Vice President, with primary responsibilities of sales and marketing in the US, Canada, and Mexico.  He played a key role in taking Dorst from a niche player to the dominant supplier of high technology compacting presses in the Powder Metallurgy and related industries.  Prior to joining Dorst in 1989, Mr. Wallis honed his engineering and marketing skills having held various positions within the former Frenchtown Ceramics Co, in Frenchtown, NJ.

Director Qualifications of Gregory D. Wallis:

Mr. Wallis’ experience in industry and manufacturing, including his service as a Chief Executive Officer and Executive Vice President for a company involved in these areas, and experience in business development has provided him with extensive knowledge regarding financial, industrial and business matters.

Eddie W. Neely.  Mr. Neely has served as a Member of the Board of Directors since August 7, 2013. Mr. Neely serves as a member of the Board’s Audit Committee and Compensation Committee. Mr. Neely previously served as an Executive Vice President at Alpha Natural Resources, Inc. (NYSE: ANR), holding positions as the Chief Accounting Officer, Chief Financial Officer, and Chief Risk Officer during his career at ANR.  Before joining ANR, Mr. Neely was CFO of Whites Fresh Food, Inc., a family-owned supermarket chain.  He also served as Controller for Hunt Assisted Living, LLC, and Director of Accounting for The Brink’s Company and held various accounting and finance positions with Pittston and its subsidiaries prior to that.  Mr. Neely graduated with a B.S. in Accounting from East Tennessee State University.  Mr. Neely is also a Certified Public Accountant and served in the US Army.

Director Qualifications of Eddie W. Neely:

Mr. Neely’s experience as a Chief Accounting Officer, Chief Financial Officer, Chief Risk Officer, Controller, Director of Accounting, and Certified Public Accountant has provided him with extensive knowledge regarding financial and business matters.

Todd A. Grimm.  Mr. Grimm has served as a member of the Board of Directors since December 10, 2013.  Mr. Grimm also serves as a member of the Board’s Audit Committee and Compensation Committee.  Mr. Grimm is the President of T.A. Grimm & Associates, Inc. in Edgewood, KY, where he is a consultant on additive manufacturing/3D printing.  Prior to starting T.A. Grimm & Associates, Inc., Mr. Grimm was the marketing manager for what became one of the leading rapid prototyping service bureaus. Prior to starting T.A. Grimm & Associates, Mr. Grimm held various positions in additive manufacturing service bureaus.  Mr. Grimm’s experience as a consultant and President of T.A. Grimm & Associates, Inc. has provided him with extensive knowledge regarding industrial and business matters.

Director Qualifications of Todd A. Grimm:

Mr. Grimm has extensive experience and knowledge regarding industrial and business matters.

Service of Officers

Each of our officers serves at the pleasure of the Board of Directors.  There are no family relationships among our officers and directors.

Required Shareholder Vote

The five director candidates having the highest number of votes cast in favor of their election will be elected to the Board of Directors.

Recommendation of our Board of Directors for Election of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE FIVE NOMINEES AS DIRECTORS NAMED ABOVE IN PROPOSAL NO. 1. SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” ALL NOMINEES.

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CORPORATE GOVERNANCE

Board Meetings

The Board of Directors met three times during the fiscal year ended June 30, 2015, and each director serving as of such date participated in 100% of the meetings. The Board of Directors does not maintain a formal policy regarding the manner in which shareholders may communicate with the Board.  The Board intends to adopt such a formal policy in the near future.

The Company encourages each member of the Board of Directors to attend the Annual Meeting of Shareholders, but does not require any member to do so.  Mr. Young and Mr. Kelley were the only members of the Company’s Board of Directors to attend the Company’s most recent Shareholder’s Meeting.

Board Independence

We are currently subject to corporate governance standards defining the independence of our directors imposed by the NASDAQ Capital Market’s requirements for independent directors pursuant to Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market LLC (the “Independent Directors”). Of the current members of the Board of Directors, Gregory D. Wallis, Eddie W. Neely and Todd A. Grimm qualify as independent directors in accordance with the standards imposed by the NASDAQ Capital Market’s requirements for independent directors. Mr. Wallis has served as an independent director since April of 2013, Mr. Neely has held such position since August of 2013 and Mr. Grimm since December 2013.

Risk Oversight

In September 2015, the Board delegated primary risk management oversight of the Company to the Audit Committee of the Board, consisting of Mr. Wallis, Mr. Grimm and Mr. Neely, all of whom are Independent Directors.  The risk oversight role of the Audit Committee is to provide independent and objective assessment of the Company’s risk management policies.  The risk management functions of the Audit Committee include the following:

•                  To periodically review and assess the implementation of risk-management policies by management;

•                  To review management reports detailing the adequacy and overall effectiveness of risk management and propose recommendations regarding effectiveness and improvement thereof.

•                  To review the risk philosophy, strategy and policies recommended by management;

•                  To review processes and procedures regarding the effectiveness of internal systems of control so that decision-making capability and accuracy of reporting and financial results are maintained at an optimal level; and

•                  To monitor external developments relating to the practice of risk assessment and reporting.

Board Leadership Structure

From August of 2011 to August 2013, the roles of Chief Executive Officer and Chairman were segregated. Mr. Jason Young, who previously served as both the Company’s Chief Executive Officer and Chairman, served solely as Chairman from August 2011 until his appointment as Chief Executive Officer in August 2013. At the present time, Mr. Young holds both the position of Chairman and that of Chief Executive Officer.  The Company believes that since Mr. Young is the Chief Executive Officer of the Company and a member of the Board of Directors, it is appropriate for him to serve as Chairman of the Board. Mr. Young is highly knowledgeable about the Company’s business and is capable of effectively identifying strategic priorities and leading the Board’s discussion and execution of strategy.

Effective as of the date of this Proxy Statement, the Board consists of five members, which includes three Independent Directors.  The Company believes Independent Directors and management have different perspectives and roles in strategy development.  The Chief Executive Officer brings corporate and capital markets experience and expertise, while the Company’s independent Directors bring experience, oversight, and expertise from outside the Company.  The Board believes that the presence of the Chief Executive Officer as a member of the Board promotes the development and execution of the Company’s strategy and facilitates the flow of information between management and the Board, which is essential to effective corporate governance.  The Board believes that a Board, a majority of whose directors are Independent Directors, is in the best interest of shareholders because it provides the appropriate balance between independent oversight of management and the development of strategy.

Mr. Eddie W. Neely serves as the Board’s lead independent director.  In such role, Mr. Neely serves as an independent coordinator among all board members and thereby helps ensure board relations run smoothly and function productively to help maintain open communication with the Chief Executive Officer and across the boardroom.  Mr. Neely presides at non-management meetings of the directors.  While the Company does not have a formal lead director charter, Mr. Neely has taken on his role in respect of all stockholders of the Company to counterbalance the Company’s combined Chairman and Chief Executive Officer.  Mr. Neely’s interests are to drive a high performance board, to foster a productive relationship with the Chief Executive Officer and to lead the Board in the event of any situations requiring urgent responsive attention by the directors.  Mr. Neely takes the lead on issues for the Board to consider and ensures that all issues are properly addressed, with all directors being heard.  Because Mr. Neely is a seasoned corporate professional, without day-to-day operational tasks at the Company, he is in a unique position to offer guidance and provide experienced outside views during challenging times.

Audit Committee of the Board of Directors

Mr. Wallis, Mr. Grimm and Mr. Neely are Independent Directors serving on the Company’s Audit Committee as of the date of this Proxy Statement.  The responsibilities of the Audit Committee include overseeing our financial reporting process, reporting the results of the Committee’s activities to the Board, retaining and ensuring the independence of our auditors, approving services to be provided by our auditors, reviewing our periodic filings with the independent auditors prior to filing, and reviewing and responding to any matters raised by the independent auditors in their management letter.  The Audit Committee met six times during the fiscal year ended June 30, 2015; each meeting was attended by all committee members serving as of such date.  The respective biographies and qualifications of the Audit Committee members are summarized above under the caption “Proposal No. 1: Election of Directors.”

Audit Committee Financial Expert

Eddie W. Neely has been designated as the Company’s Audit Committee financial expert.  The biography and qualifications of Mr. Neely are summarized above under the caption “Proposal No. 1: Election of Directors.”

Audit Committee Charter

Our Board of Directors has adopted a written charter for the Audit Committee.  The Audit Committee will review and assess the adequacy of the Audit Committee charter annually.

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Audit Committee Report

Management is responsible for the Company’s internal controls and financial reporting process.  The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes and to engage and discharge the Company’s auditors.  It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures.  We may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing.  Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States, and on the representations of the independent auditors included in the report on the Company’s financial statements.  Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, or that the Company’s independent accountants are in fact “independent.”

In this context, the Audit Committee has met and held discussions separately with management and the independent accountants.  Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants.  The Audit Committee discussed with the independent accountants matters required to be discussed by the Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently in effect.

The Company’s independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.  The Committee discussed with the independent accountants that firm’s independence.  No non-audit services were provided by the Company’s independent accountants in the year ended June 30, 2015.

Based on the Audit Committee’s discussion with management and the independent accountants, and the Audit Committee’s review of the representations of the management and the report of the independent accounts to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2015 filed with the SEC.

Submitted by the Audit Committee of the Company’s Board of Directors:

Todd A. Grimm

Eddie W. Neely

Gregory D. Wallis

Compensation Committee

The Board of Directors currently has a Compensation Committee consisting of Gregory D. Wallis, Todd A. Grimm, and Eddie W. Neely.  The Compensation Committee has a charter which is located on the Company’s website at http://www.arcgroupworldwide.com.  The Compensation Committee held one formal meeting during the fiscal year ended June 30, 2015.  For additional information regarding the authority and procedures of the Compensation Committee, see “Executive Compensation” above.

Nominating & Governance Committee: Nominating Policies and Procedures

During the fiscal year ended June 30, 2015, Company did not have a formal standing nominating committee of the Board of Directors because prior to such date the Board believed that the nominating functions would most effectively be conducted by the entire Board of Directors.

In September 2015, the Board of Directors authorized and approved the formation of a nominating and governance committee consisting solely of independent directors (the “Nominating & Governance Committee”).  The initial Independent Directors appointed to the Nominating & Governance Committee by the Board are Mr. Eddie W. Neely, Mr. Todd A. Grimm, and Mr. Gregory D. Wallis.  The Nominating & Governance Committee has adopted a

Nominating & Governance Committee Charter which has been ratified by the Board.  The stated purposes of the Nominating & Governance Committee are: (i) to assist the Board by identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (ii) recommend for the Board’s approval the slate of nominees to be proposed by the Board to stockholders for election to the Board; (iii) recommend to the Board the directors who will serve on each committee of the Board; and to assist the Board of Directors in ensuring proper attention and effective response to stockholder concerns regarding corporate governance.  A copy of the Nominating & Governance Committee Charter is attached hereto as Annex B and is also available on the Company’s Website at the following link: http://www.arcgroupworldwide.com.

Prior to the formation of the Nominating & Governance Committee,  on June 30, 2008 the Board of Directors amended and restated its Policies and Procedures for Nominations of Director Candidates (the “Nomination Policies”), which became effective January 1, 2009.  Director nominations through the end of the fiscal year ended June 30, 2015 were made to the Board of Directors by Independent Directors, constituting a majority of the Board of Directors’ Independent Directors, in a vote in which only Independent Directors voted.  Prior to the formation of the Nominating & Governance Committee consisting solely of Independent Directors, it was the policy of the Board of Directors that each candidate recommended for nomination and election to the Board (each, a “Nominee”), regardless of whether such Nominee is recommended by a shareholder of the Company, the Board or any other person, be approved by a majority of the Independent Directors of the Board.

In general, the new Nominating & Governance Committee Charter provides that certain minimum qualifications must be met by each Nominee for the Board, as well as meeting the applicable independence standards required by the SEC and federal securities laws if proposed to serve as an independent director.  The Nominees must reflect a Company board comprised of directors: (i) a majority of whom are independent (as determined under the aforementioned SEC director qualification standards); (ii) who are of high integrity; (iii) who have qualifications that will increase the overall effectiveness of the Board; and (iv) who meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members.  In evaluating the qualifications of the Nominees, the Nominating & Governance Committee will consider many factors, including issues of leadership ability, career success, character, judgment, independence, background, age, expertise, diversity and breadth of experience, length of service, other commitments and similar attributes.  The Nominating & Governance Committee will evaluate such factors, among others, but will not assign any particular weight or priority to a single aspect of these factors.  Also, the Nominating & Governance Committee will consider the suitability of each Nominee, including the current members of the Board, in light of the current size and composition of the Board.

The number of directors of the Company at any time shall be the number of directors nominated by the Nominating & Governance Committee for election at the most recently-held Annual Meeting of shareholders, increased by the number of directors, if any, appointed to the Board subsequent to the most recently-held Annual Meeting of shareholders pursuant to nomination by the Nominating & Governance Committee and also increased by the number of directors, if any, whose term as a director did not expire at the most recently-held Annual Meeting of shareholders.

The Nominating & Governance Committee shall consider recommendations for Nominees to the Board from shareholders (an “Eligible Shareholder”) holding a minimum of $2,000 in market value, or 1%, of the Company’s voting Common Stock, whichever is greater, which stock is held through the date of the meeting electing directors, and which Eligible Shareholder complies with the nomination notice procedures set forth in the Nomination Policies.  Nominees recommended by Eligible Shareholders (hereinafter referred to as “Shareholder Candidates”) will be evaluated by the Nominating & Governance Committee on the same basis as Nominees that may otherwise be identified by the Nominating & Governance Committee, management or, if the Board permits, a search firm.

For a Shareholder Candidate to be considered by the Nominating & Governance Committee, the Eligible Shareholder and the Shareholder Candidate must comply with the procedures set forth in the Company’s Nomination Policies.  Recommendations for Shareholder Candidate(s) to be nominated for election to the Board of Directors from an Eligible Shareholder must be directed in writing to ARC Group Worldwide, Inc., Attn: Board Nominating & Governance Committee, at the Company’s principle offices at 810 Flightline Blvd., Deland, FL 32724.  The specific recommendations should include the information set forth in the Company’s Nomination Policies.

For a recommendation of a Shareholder Candidate to be properly brought before the Nominating & Governance Committee by an Eligible Shareholder, the Eligible Shareholder must have given timely notice thereof in writing to the Nominating & Governance Committee of the Company.  To be timely, an Eligible Shareholder’s notice must be delivered to the Nominating & Governance Committee not less than one hundred and twenty (120) days prior to the first anniversary of the preceding year’s Annual Meeting.  In the event that the date of the Annual Meeting is advanced by more than thirty

(30) days or delayed by more than sixty (60) days from the anniversary date of the preceding year’s Annual Meeting, the notice by the Eligible Shareholder must be delivered not later than the close of business on the later of the sixtieth (60th) day prior to such Annual Meeting or the tenth (10th) day following the day on which public announcement of the date of such Annual Meeting is first made.

The Nominating & Governance Committee will provide a copy of the Nominating Policies and Procedures upon a request in writing from the Eligible Shareholder.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires that the executive officers and directors, and persons who beneficially own more than 10% of the equity securities of reporting companies, file reports of ownership and changes in ownership with the SEC.  Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on our review of the copies of such forms we received, we believe that during the year ended June 30, 2015 all such filing requirements applicable to our Company were complied with except as noted below:

Late Forms 3 and 5 were filed in connection with the appointment of Todd Grimm to the Board of Directors on December 10, 2013.  The Forms 3 and 5 were filed on October 8, 2014.  Mr. Grimm did not have any reportable transactions in Company securities relating to his appointment to the Board of Directors or any subsequent date prior to the date on which the Forms 3 and 5 were filed.

A late Form 4 was filed by Mr. Arlan Clayton on July 31, 2015.  The Form 4 related to disposition of Company shares of common stock on July 1, 2015.  On January 2, 2015, Mr. Clayton reported on a late Form 4 that he ceased being a 10% shareholder of the Company as of December 29, 2014.

In making these statements, we have relied upon examination of the copies of Forms 3, 4, and 5, and amendments to these forms, provided to us and the written representations of our directors, executive officers, and 10% stockholders.

Code of Ethics

We have adopted a Code of Ethics, which was amended on November 7, 2006, that applies to all officers, directors and employees of the Company.  The Code is publicly available and posted on the Company’s website at the following link: http://www.arcgroupworldwide.com.

Corporate Governance Documents

On the Company’s Corporate Governance Web site at http://www.arcgroupworldwide.com, shareholders can access the Company’s Audit Committee Charter, Compensation Committee Charter and Code of Ethics for members of the Board of Directors and officers.  Copies of these documents are available to shareholders without charge upon request to the Chief Executive Officer at the Company’s principal address.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis addresses the aspects of our compensation programs and explains our compensation philosophy, policies, and practices, with respect to our executive officers, including our Chief Executive Officer and Chief Financial Officer, which we collectively refer to as our Named Executive Officers.

Oversight of Executive Compensation Program

The Compensation Committee of our Board of Directors oversees our executive compensation programs.  Each member of the Compensation Committee is an “independent director” as defined by the federal securities laws and in Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market LLC.  The Compensation Committee is empowered to advise management and make recommendations to the Board of Directors with respect to the compensation and other employment benefits of executive officers and key employees of the Company.  The various components of the compensation programs for executive officers are discussed below in “Elements of Executive Compensation Program.”

Objectives of Executive Compensation and What the Programs are Designed to Reward

The Company’s executive compensation program is designed to integrate compensation with the achievement of our short-term and long-term business objectives and to assist us in attracting, motivating and retaining the highest quality executive officers and rewarding them for superior performance.

We believe that the compensation of our executive officers should reflect their success in attaining key operating objectives, such as growth or maintenance of market position, development of new products, maintenance and development of customer relationships and long-term competitive advantage.  We also believe that executive compensation should reflect achievement of individual goals established for specific executive officers, as well as specific achievements by such individuals over the course of the year such as development of specific products or customer relationships or agreements or executing or integrating acquisitions and strategic arrangements.

Compensation Consultants

The Compensation Committee did not utilize the services of a compensation consultant in the fiscal year ended June 30, 2015, as the Compensation Committee believed that there was no current need for the services of such consultant with respect to review, assessment and determinations of Company executive compensation.

Elements of Executive Compensation Program

Compensation elements include:

•                  base salary;

•                  annual cash or equity incentive awards;

•                  long-term equity incentive compensation; and

•                  other health, welfare and pension benefits.

Base Salary

Base salary is designed to provide competitive levels of base compensation to our executives based on their experience, duties and scope of responsibilities.  We pay base salaries because it provides a base compensation that is required to recruit and retain executives of the quality that we must employ to ensure the success of our Company.

Annual Cash or Equity Incentive Awards

Annual incentive compensation is designed to provide competitive levels of compensation based on experience, duties and scope of responsibilities.  Incentive awards are influenced by the Company’s profitability and achievement of planned profitability, as well as other factors.

Long-Term Equity Incentive Compensation

The Compensation Committee does not have a regular schedule for awarding equity-based compensation and the timing of such awards is subject to the discretion of the Compensation Committee.  We do not backdate options or grant options retroactively or stock options with a so-called “reload” feature.  In addition, we do not plan to coordinate grants of options so that they are made before the announcement of favorable information, or after the announcement of unfavorable information.  No stock options were issued for the years ended June 30, 2015 or June 30, 2014.

Other Health, Welfare and Retirement Benefits

Employees may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, disability insurance, and life insurance.  We provide these benefits to meet the health and welfare needs of employees and their families.

401(k) Plan

The operating entities sponsor a 401(k) plan and match employee contributions as determined by resolution of the Board on an annual basis.  The employer contribution criteria currently varies by operating entity. Our executives are also eligible for the Company matches, subject to regulatory limits on contributions to 401(k) plans.

We do not currently provide pension arrangements or post-retirement health coverage for our executives or employees, although we may consider such benefits in the future.  In addition, we do not provide any nonqualified defined contribution or other deferred compensation plans, although we may consider such benefits in the future.

Employment Agreements and Other Post-Employment Payments

Mr. Jason T. Young was re-appointed as our Chief Executive Officer on August 7, 2013 with an annual base salary of $350,000.  On August 19, 2013, the Board of Directors made an equity grant of 145,456 shares of the Company’s Common Stock, valued at $701,098, to Mr. Young in connection with his re-appointment as Chief Executive Officer of the Company (which equity grant is equal to 363,640 shares of the Company’s Common Stock after giving effect to the 1.5 for 1 stock dividend paid to shareholders of the Company on May 1, 2014).  Mr. Young had previously served as Chief Executive Officer of the Company but had resigned on August 16, 2011.  The Equity Grant was negotiated with Mr. Young following his period of non-employment as inducement for him to accept re-employment by the Company. The Company is not party to a written employment agreement with Mr. Young.  During the fiscal year ended June 30, 2015 Mr. Young’s annual salary was $395,000 with no bonus paid with respect to such fiscal year.  The current annual base salary of Mr. Young for the 2016 fiscal year is $395,000 with a proposed discretionary bonus of $395,000.  In addition, Mr. Young will receive fees for his service as a member of the Board of Directors for fiscal year 2016 in the amount of $40,000 per annum.

Mr. Kelley was appointed as our Chief Financial Officer effective as of October 7, 2013 with an annual base salary of $225,000 per annum.  During the fiscal year ended June 30, 2015 Mr. Kelley’s annual salary was $275,000 with no bonus paid with respect to such fiscal year. The Company is not party to a written employment agreement with Mr. Kelley. The current annual base salary of Mr. Kelley for the 2016 fiscal year is $275,000 with a proposed discretionary bonus of $275,000.  Mr. Kelley will receive fees for his service as a member of the Board of Directors for fiscal year 2016 in the amount of $25,000 per annum.

Tax Implications of Executive Compensation

We do not currently intend to award compensation that would result in a limitation on the deductibility of a portion of such compensation pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended; however, we may in the future decide to authorize other compensation in excess of the limits of Section 162(m) if it determines that such compensation is in the best interests of the Company.

Although deductibility of compensation is preferred, tax deductibility is not a primary objective of our compensation programs.  We believe that achieving our compensation objectives set forth above is more important than the benefit of tax deductibility and we reserve the right to maintain flexibility in how we compensate our executive officers that may result in limiting the deductibility of amounts of compensation from time to time.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Executive Officer Summary Compensation Table

The following table shows compensation earned during the two most recent fiscal years by our chief executive officer and chief financial officer.  For the purpose of executive compensation and related person disclosure, we refer to these individuals collectively as the Named Executive Officers.

Summary Compensation Table for Fiscal Year 2015 and 2014

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (1)	Total
		($)	($)	($)	($)	($)	($)	($)	($)

Jason T. Young	2015	395,000	—	—	—	—	—	40,000	435,000
Chief Executive Officer and Chairman of the Board (2)	2014	304,231	—	701,098	—	350,000	—	36,122	1,391,451

Drew M. Kelley	2015	275,000	—	—	—	—	—	31,562	306,562
Chief Financial Officer (3)	2014	160,962	—	—	—	225,000	—	8,854	394,816

(1)        Other compensation consists of insurance premiums, severance, vacation pay out and 401(k) plan matching contributions that are generally available to all salaried employees.  Included in the other compensation for Mr. Young and Mr. Kelley is each individual’s compensation for serving on the Board of Directors.

(2)        Jason T. Young has served as a director of the Company since October of 2008 and as Chairman of the Board since November of 2008. He served as Chief Executive Officer from November of 2008 until August of 2011. In August of 2013, Mr. Young was re-appointed as Chief Executive Officer.

(3)        Drew M. Kelley was appointed as our Chief Financial Officer effective as of October 7, 2013.

2015 All Other Compensation

Name	Board of Directors Fees ($)	Health Insurance Premiums ($)	Company Contributions to 401(k) Plan ($)	Total ($)
Jason T. Young	40,000	—	—	40,000
Drew M. Kelley	25,000	985	5,577	31,562

Grants of Plan-Based Awards

There were no stock Equity Incentive Plan awards granted to the executive officers with respect to the years ended June 30, 2015 and June 30, 2014.  In addition, no options were exercised by the executive officers during the years ended June 30, 2015 and June 30, 2014.

Outstanding Equity Awards at Fiscal Year-End

There were no Outstanding Equity Awards as of June 30, 2015.

Director Compensation for the year ended June 30, 2015

The table below summarizes the compensation paid by the Company to directors for the year ended June 30, 2015:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($)	($)	($)	($)	($)	($)

Todd A. Grimm	45,833	—	—	—	—	—	45,833
Eddie W. Neely	45,833	—	—	—	—	—	45,833
Gregory D. Wallis	45,833	—	—	—	—	—	45,833

Compensation for Mr. Young and Mr. Kelley is set forth in Summary Compensation Table for Fiscal Years 2015 and 2014.

The Compensation Committee of the Board of Directors has authorized fees for the independent directors serving as members of the Board of Directors for fiscal year 2016 in the amount of $40,000 per annum.  Mr. Young and Mr. Kelley will each receive fees for their service as members of the ARC Board of Directors for fiscal year 2016 in the amount of $25,000 per annum.  In addition, Mr. Young will receive fees for his service as a member of the Board of Directors of Quadrant Metals Technologies LLC (“QMT”) in the amount of $15,000 per annum.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was an officer or former officer of the Company or had any material relationship or transactions with the Company and no officer of the Company sits on the compensation committee or other body that has the power to establish the compensation of any member of the Compensation Committee.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

We have no compensatory plan or arrangement that results or will result from the resignation, retirement or any other termination of an executive officer’s employment with us or from a change-in-control or a change in an executive officer’s responsibilities following a change-in-control.

Certain Transactions with Management and Principal Shareholders

We do not employ specific written procedures for the review, approval or ratification of related party transactions involving our directors, officers and employees or their family members, but we consider such transactions on a case-by-case basis.  The Company requires that any material related party transactions be disclosed to the independent directors of the Board who shall review and assess the fairness of such transactions without the participation in the deliberation or voting of any interested parties.  The Board of Directors follows fiduciary standards mandated under state law when considering all such matters.

During the past two fiscal years, and subsequent to such period, the Company has been involved with the following related party matters with certain members of management and certain shareholders.

During the Fiscal year ended June 30, 2013, effective August 8, 2012, the Company acquired all of the shares of QMT pursuant to a Membership Interest Purchase Agreement, dated as of April 6, 2012, with Quadrant Management, Inc. (“QMI”), QMT, QMP Holding Corp., QTS Holding Corporation, John Schoemer, Arlan Clayton, Robert Marten, QMT and Carret P.T., LP (the “QMT Acquisition Agreement”).  The QMT Acquisition Agreement provided for the acquisition of QMT by the Company (such acquisition is referred to herein as the “QMT Acquisition”).  QMT’s subsidiaries include FloMet LLC, Tekna Seal LLC, General Flange & Forge LLC and TubeFit LLC.

Pursuant to the terms of the ARC Advisory Agreement, originally entered into on January 21, 2009, (the “ARC Advisory Agreement”), Quadrant Management Inc.(“QMI”) provided ARC financial advisory and business consulting services, including restructuring services.  The ARC Advisory Agreement expired on December 31, 2013, and was not extended.

QMI and QMT previously entered into a non-exclusive financial advisory agreement, (the “QMT Financial Advisory Agreement”), whereby QMI performed ongoing consulting and advisory services for QMT through QMI personnel.  The scope of such services included business consulting services, financial advisory services, and other services.  In consideration for such services, on April 1, 2012, QMT commenced paying an annual cash fee of $250,000 to QMI.  The QMT Financial Advisory Agreement continued in effect following the acquisition of QMT by the Company until December 31, 2013, when it terminated.  Fees earned by QMI for the year ended June 30, 2014, were approximately $835,000.

ARC, Everest Hill Group Inc. (“Everest Hill Group”), QMI, and QMT are under common control.  Prior to the Acquisitions, QMI, through Everest Hill Group, owned 74.0% of the membership interests of QMT.  As a result of the Acquisitions, Everest Hill Group became the controlling shareholder of ARC.  Everest Hill Group controls 100% of the ownership interests of QMI, as well as, via certain wholly-owned intermediaries, 47.5% of the shares of ARC.  Mr. Jason T. Young, the Company’s Chairman and Chief Executive Officer, has been Managing Director at QMI since 2005, where he is responsible for making investments in U.S. and emerging market companies, and where he frequently serves in active management or director-level roles.  Mr. Young is deemed to share voting and investment power over the shares beneficially owned by Everest Hill Group.  Mr. Jason Young and Mr. Alan Quasha, an officer of QMI, each serve on the Board of Directors of QMT and receive fees for such services.

On November 7, 2014 (the “Closing Date”), the Company and its subsidiaries AFT, ARC Wireless, Inc., Flomet LLC, General Flange & Forge LLC, Tekna Seal LLC, 3D Material Technologies, LLC, and QMT, entered into a subordinated term loan credit agreement, together with McLarty Capital Partners SBIC, L.P. (“McLarty Capital”), as administrative agent, and other lenders from time to time party thereto (the “Subordinated Loan Agreement”), regarding an extension of credit in the form of a subordinated term loan in an aggregate principal amount of $20,000,000.  The subordinated term loan under the Subordinated Loan Agreement will mature five years after the Closing Date.  The interest rate set forth in the Subordinated Loan Agreement is 11.00% per annum.  Upon an event of default under the Subordinated Loan Agreement, the interest rate increases automatically by 2.00% per annum.  The Subordinated Loan Agreement contains customary representations and warranties, events of default, affirmative covenants and negative covenants and prepayment terms.

Our major stockholder, Everest Hill Group, has a business relationship with McLarty Capital, through Jason T. Young, our Chairman and Chief Executive Officer, in his capacity as a partner in an investment manager which serves as the advisor to a fund which has an economic interest in McLarty Capital.  The Board has therefore determined that Mr. Young has interests in, or in connection with, the Subordinated Loan Agreement that may be different from the interests of the Company’s shareholders generally.  The Board therefore created a special committee of directors (the “Special Committee”), none of whom is an officer or executive of the Company and none of whom has any interest in, or in connection with McLarty or the Subordinated Loan Agreement to independently review, consider, evaluate, and possibly take action with respect to the Subordinated Loan Agreement.  The Special Committee consisted of the Company’s independent directors Messrs. Eddie W. Neely, Gregory D. Wallis and Todd A. Grimm.  The Special Committee was given extensive authority to evaluate and negotiate the Subordinated Loan Agreement, and to make recommendations to the Board regarding such transaction.  The Special Committee was also granted authority to engage its own legal counsel and its own financial advisors to negotiate the Subordinated Loan Agreement independently of management.  The Board also determined that it would not enter into the transaction without the authorization of the Special Committee.  For purposes of ascertaining the fairness and reasonableness of the transaction with McLarty Capital, the Special Committee reviewed comparative public company information regarding similarly-situated subordinated loan transactions over the 18 months prior to the transaction and summaries of the material terms and conditions applicable to comparable transactions.  Following their independent review, the Special Committee determined that it would be in the best interest of the Company and its shareholders for the Company to enter into the Subordinated Loan Agreement and related loan documents

Except as set forth herein, during the fiscal years ended June 30, 2014 and June 30, 2015, and subsequent to such date, there were no transactions between the Company and its directors, executive officers or known holders of greater than five percent of the Company’s Common Stock in which the amount involved exceeded $120,000 and in which any of the foregoing persons had or will have a direct or indirect material interest, and there is no such currently proposed transaction.

[Proxy Statement Continues on Following Page]

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The number of shares beneficially owned includes shares of Common Stock with respect to which the persons named below have either investment or voting power.  A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of that security within 60 days through the exercise of an option or through the conversion of another security.  Except as noted, each beneficial owner has sole investment and voting power with respect to the Common Stock.  There are no arrangements known to the Company which may at a subsequent date result in a change in control of the Company.

Common Stock not outstanding that is subject to options or other convertible securities or rights is deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by the person holding such options or other convertible securities or rights, but is not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

The following table summarizes certain information as of September 28, 2015, except as noted below, with respect to the beneficial ownership of our Common Stock by each director, director-nominee, by all executive officers, directors and director-nominees as a group, and by each other person known by us to be the beneficial owner of more than five percent of our Common Stock.  As of September 28, 2015, 19,029,297 shares of our Common Stock were issued and outstanding.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class

Jason Young, Chief Executive Officer and Chairman of the Board	9,457,202	(1)(2)	49.7%
Drew Kelley, Chief Financial Officer	29,700		* %
Everest Hill Group Inc.	9,035,193	(2)	47.5%
Eddie W. Neely, Director	1,250		* %
Gregory D. Wallis, Director	—		—
Todd A. Grimm, Director	—		—
Arlan Clayton	1,458,838	(3)	7.7%
All officers and directors as a group (5 persons)	9,488,152	(1)(2)	49.9%

Unless otherwise indicated, all beneficial owners have an address at c/o ARC Group Worldwide, Inc., 810 Flightline Blvd, Deland, FL 32724.  Everest Hill is located at Tropic Isle Building, P.O. Box 3331, Road Town, Tortola, British Virgin Islands VG 1110.

* Less than one percent.

(1)     Consists of 422,009 shares owned by Mr. Young and 9,035,193 shares beneficially owned by the Everest Hill Group Inc. and. Mr. Young, the Chief Executive Officer and Chairman of the Company’s Board serves as a representative of Everest Hill Group Inc., and is deemed to share voting and investment power over the shares beneficially owned by the Everest Hill Group Inc.

(2)     As reported on a Schedule 13D/A filed with the SEC on January 7, 2014 by Everest Hill on behalf of itself, Wayne Quasha, Q Management Services (PTC) Ltd., Vicali Services (BVI) Inc. (“Vicali”), Susan V. Demers (“Demers”) and Andrea J. Douglas (“Douglas”), as deemed beneficial owners of securities of the Company. Each beneficial owner of the shares reported share voting and shared dispositive power over the shares. Each of Vicali, Demers and Douglas have disclaimed any beneficial ownership interest in such stock The address of Everest Hill is Tropic Isle Building, P.O. Box 3331, Road Town, Tortola, British Virgin Islands VG 1110.  Jason Young, the Chief Executive Officer of the Company and Chairman of the Company’s Board of Directors, is an affiliate of Everest Hill through common control subsidiaries of Everest Hill. In addition to being shown as owned by Everest Hill, these same shares are deemed to be beneficially owned by Mr. Young, and are included in his disclosures individually and together with his holdings as part of the officers and directors as a group.

(3)     As reported on Form 4, dated January 2, 2015.

PROPOSAL NO. 2: RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP

TO SERVE AS OUR CERTIFIED INDEPENDENT ACCOUNTANTS
 FOR THE YEAR ENDING JUNE 30, 2016.

Independent Registered Public Accounting Firm

On April 10, 2014, the Audit Committee of the Board of Directors of the Company engaged Grant Thornton LLP as the Company’s independent registered public accountant.  In deciding to select Grant Thornton LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with engaged Grant Thornton LLP and concluded that Grant Thornton LLP has no commercial relationship with the Company that would impair its independence.

The Board of Directors and its Audit Committee recommends that the shareholders vote in favor of ratifying the selection of the certified public accounting firm of Grant Thornton LLP as the auditors who will continue to audit financial statements and perform other approved services for the year ending June 30, 2016, or until the Audit Committee and Board of Directors, in its discretion, replaces them.

An affirmative vote of the majority of shares represented at the meeting is necessary to ratify the selection of auditors.  There is no legal requirement for submitting this proposal to the shareholders; however, the Board of Directors believes it is of sufficient importance to seek ratification.  Whether the proposal is ratified or defeated, the Board of Directors may reconsider, at its discretion, its selection of Grant Thornton LLP.  Representatives of Grant Thornton LLP are not expected to be present at the Annual Meeting.

Audit Fees of Grant Thornton LLP

The Audit Committee reviews and determines whether specific projects or expenditures with our independent registered public accounting firm (auditor), Grant Thornton LLP potentially affect their independence.  The Audit Committee’s policy requires that all services the Company’s independent registered public accounting firm (auditor) may provide to the Company, including audit services and permitted audit-related services, be pre-approved in advance by the Audit Committee.  In the event that an audit or non-audit service requires approval prior to the next scheduled meeting of the Audit Committee, the auditor must contact the Chairman of the Audit Committee to obtain such approval.  Any approval will be reported to the Audit Committee at its next scheduled meeting.

The following table sets forth the aggregate fees billed to us by Grant Thornton LLP for the years ended June 30, 2015 and 2014.

	2015	2014
Audit fees (1)	$560,158	$517,654
Audit-related fees	—	—
Tax fees	—	—
All other fees (2)	—	116,694
Total audit and non-audit fees	$560,158	$634,348

(1)                      Includes fees for professional services rendered for the audits of our annual financial statements and reviews of our Annual Report on Form 10-K for the fiscal years ended June 30, 2015 and 2014 and for review of the financial statements included in our quarterly report on Form 10-Q for the third quarter of fiscal 2014.  Also includes fees related to S-1 filings.

(2)                      Includes fees for professional services rendered by our independent registered public accounting firm for permissible non-audit services.

All Other Fees

During fiscal year ended June 30, 2015, there were no other fees billed for services rendered by Grant Thornton LLP other than the services described above.

The Board of Directors has considered whether the provision of the services covered in this section is compatible with maintaining Grant Thornton LLP’s independence and believes that it is.

Required Shareholder Vote

Ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the

Annual Meeting.  If the shareholders should not ratify the appointment of Grant Thornton LLP, the Board will reconsider the appointment.

Recommendation of the Board of Directors for Ratification of Accounting Firm Appointment

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2 TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING JUNE 30, 2016.

SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” PROPOSAL NO. 2.  BROKER NON-VOTES WILL BE COUNTED ONLY FOR PURPOSES OF QUORUM AND WILL NOT BE COUNTED FOR, AGAINST OR ABSTAINING FROM PROPOSAL NO. 2.

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PROPOSAL NO. 3: APPROVAL OF THE 2015 EQUITY INCENTIVE PLAN

The Board of Directors recommends that the shareholders vote in favor of approval of the 2015 ARC Group Worldwide, Inc. Equity Incentive Plan (the “Plan”). The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons to promote the success of the Company.  The summary of the Plan set forth below is not complete and is qualified in its entirety to the complete Plan, which is attached hereto as Annex A.

2015 Equity Incentive Plan

In September 2015, our Board of Directors approved the Plan, subject to the approval of our shareholders at the 2015 Annual Meeting.

The Plan shall become effective on the date that the Company shareholders approve the Plan.

Our Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights, stock bonuses, performance units and performance shares.  The Plan authorizes the grant of incentive stock options (“ISOs”), within the meaning of Section 422 of the Code and for the grant of nonstatutory stock options (“NSOs”).  ISOs may be granted only to our employees.  NSOs may be awarded to our employees, directors and consultants and our parent and subsidiary corporations’ employees and consultants.

Authorized Shares.  A total of 950,000 shares of our Common Stock have been reserved for issuance pursuant to our Plan.

Plan Administration. Our Board of Directors has designated the Compensation Committee, consisting of Mr. Wallis, Mr. Grimm and Mr. Neely, all of whom are Independent Directors, to administer our Plan, provided, however, the Board as a whole shall act as the Administrator with respect to all grants of Awards under the Plan to the Independent Directors.  For the purpose of awards intended to qualify as ‘‘performance-based compensation’’ within the meaning of Section 162(m), the committee will at all times consist of two or more ‘‘outside directors’’ within the meaning of Section 162(m). In addition, if we determine it is desirable to qualify transactions under our Plan as exempt under Rule 16b-3 promulgated under the Exchange Act, such transactions will be structured to satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of our Plan, the Compensation Committee as administer of our Plan, has the powers to interpret the terms of our Plan and awards granted under it, to create, amend and revoke rules relating to our Plan, including creating sub-plans, and to determine the terms of the awards, including the exercise price, the number of shares subject to each such award, the exercisability of the awards and the form of consideration, if any, payable upon exercise. The Compensation Committee, as administrator of the Plan, also has the discretionary authority to amend existing awards to reduce or increase their exercise prices, to allow participants the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the Compensation Committee as administrator of the Plan and to institute an exchange program by which outstanding awards may be surrendered in exchange for awards of the same type which may have a higher or lower exercise price or different terms, awards of a different type and/or cash.

Stock Options.  Both incentive stock options and nonstatutory stock options may be granted under our Plan. The exercise price of options granted under our Plan must at least be equal to the fair market value of our Common Stock on the date of grant. The term of an incentive stock option may not exceed ten years, except that with respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. For nonstatutory stock options, the exercise price must equal at least 100% of the fair market value. The Compensation Committee, as administrator of the Plan, will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the Compensation Committee, as administrator of the Plan, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in his or her option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option generally will remain exercisable for three months following the termination of service. An option may not be exercised later than the expiration of its term. However, if the exercise of an option is prevented by applicable law the exercise period may be extended under certain circumstances. Subject to the provisions of our Plan, the Compensation Committee, as administrator of the Plan, determines the other terms of options.

Stock Appreciation Rights.  Stock appreciation rights may be granted under our Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our Common Stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding ten years. After the termination of service of an employee, director or consultant, he or she may exercise his or her stock appreciation right for the period of time stated in his or her stock appreciation rights agreement. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of our Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our Common Stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted Stock.  Restricted stock may be granted under our Plan. Restricted stock awards are grants of shares of our Common Stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of our Plan, will determine the terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units (“RSUs”).  RSUs may be granted under our Plan. RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of our Common Stock. Subject to the provisions of our Plan, the administrator determines the terms and conditions of RSUs, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

Performance Units and Performance Shares.  Performance units and performance shares may be granted under our Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish organizational or individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance units or performance shares. Performance units shall have an initial dollar value established by the administrator on or prior to the grant date. Performance shares shall have an initial value equal to the fair market value of our Common Stock on the grant date. The administrator, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares or in some combination thereof.

Stock Bonuses.  Our Plan also permits the issuance of stock bonuses.  The administrator will determine the number of Shares to be awarded under any stock bonus award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on performance factors during any performance period as set out in advance in the award agreement. Prior to the grant of any stock bonus award the Administrator shall: (a) determine the nature, length and starting date of any performance period for the stock bonus award; (b) select from among the performance factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the participant.  Performance periods may overlap and a Participant may participate simultaneously with respect to stock bonus awards that are subject to different Performance

Periods and different performance goals and other criteria.  No payment from the participant will be required for Shares awarded pursuant to a Stock Bonus Award.

Outside Directors.  Our Plan provides that all outside (non-employee) directors will be eligible to receive all types of awards (except for incentive stock options) under our Plan. The grant-date fair values will be determined according to GAAP.

Non-Transferability of Awards.  Unless the Compensation Committee, as administrator of the Plan, provides otherwise, our Plan generally does not allow for the transfer of awards, and only the recipient of an award may exercise an award during his or her lifetime.

Certain Adjustments.  In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under our Plan, the Compensation Committee, as administrator of the Plan, will adjust the number and class of shares that may be delivered under our Plan and/or the number, class and price of shares covered by each outstanding award, and the numerical share limits set forth in our Plan.

Merger or Change in Control.  Our Plan provides that in the event of a merger or change in control, as defined under our Plan, each outstanding award will be treated as the Compensation Committee, as administrator of the Plan, determines, except that if a successor corporation or its parent or subsidiary does not assume or substitute an equivalent award for any outstanding award, then such award will fully vest, all restrictions on such award will lapse and such award will become fully exercisable, if applicable, for a specified period prior to the transaction. The award will then terminate upon the expiration of the specified period of time. If the service of an outside director is terminated on or following a change in control, other than pursuant to a voluntary resignation, his or her options will vest fully and become exercisable.

Amendment; Termination.  The Compensation Committee, as administrator of the Plan, has the authority to amend, suspend or terminate our Plan provided such action does not impair the existing rights of any participant. Our Plan automatically will terminate in 2025, unless we terminate it sooner.

Equity Availability.  While the use of equity is an important part of our compensation program, we are mindful of our responsibility to our shareholders to exercise judgment in the granting of equity awards.  The Plan permits share recycling.  Any shares tendered or withheld for the payment of the exercise price or purchase price of an award, or for taxes upon exercise, vesting or earning of an award, and any shares underlying lapsed or terminated options, will again be available for issuance under the Plan.

Clawbacks. Grants under the Plan shall be subject to Company policies on clawbacks by which an award to an officer, employee or director may be rescinded if such person engages in certain types of misconduct, fraud, or other detrimental activity.  The Compensation Committee shall retain discretion concerning the content of our clawback policy and the use and invocation thereof.

Registration with the SEC.  We intend to file a Registration Statement on Form S-8 relating to the issuance of shares of our Common Stock under the Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, as soon as reasonably possible after approval of the Plan by our shareholders.

Adoption of this proposal requires the affirmative vote of the majority of the votes cast in person or by proxy by holders of our Common Stock entitled to vote at the annual meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3 TO APPROVE THE 2015 ARC GROUP WORLDWIDE, INC. EQUITY INCENTIVE PLAN.

SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” THE PLAN.  BROKER NON-VOTES WILL BE COUNTED ONLY FOR PURPOSES OF QUORUM AND WILL NOT BE COUNTED FOR, AGAINST OR ABSTAINING FROM PROPOSAL NO. 3.

[Proxy Statement Continues on Following Page]

SHAREHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING OF SHAREHOLDERS

Shareholder proposals intended to be presented at the 2016 Annual Meeting of the Shareholders of the Company must be received by the Company in writing on or before July 1, 2016, to be eligible for inclusion in the Company’s proxy materials relating to the 2016 Annual Meeting of Shareholders.  The inclusion of any such shareholder proposals in such proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, including Rule 14a-8.

Pursuant to Rule 14(a)-4(c)(1) under the Exchange Act, the proxy holders designated by an executed proxy in the form accompanying the Company’s 2016 proxy statement will have discretionary authority to vote on any shareholder proposal that is considered at the 2016 Annual Meeting of Shareholders, but not received on or prior to the deadline described above.

Proposals must concern a matter that may be properly considered and acted upon at the annual meeting in accordance with applicable laws, regulations, and our bylaws, committee charters, and policies, and must otherwise comply with Rule 14a-8 of the Exchange Act and we reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.  All shareholder proposals should be sent via certified mail, return receipt requested, and addressed to the Chief Executive Officer, ARC Group Worldwide, Inc., 810 Flightline Blvd., Deland, FL 32724.

ABSENCE OF APPRAISAL RIGHTS

Under the Utah Revised Business Corporation Act, holders of ARC’s Common Stock will not have any appraisal or dissenters’ rights as a result of the transactions described in this Proxy Statement.

AVAILABILITY OF REPORTS ON FORM 10-K

Upon written request, we will provide, without charge, a copy of our 2015 Form 10-K or other SEC filings to any shareholder of record, or to any shareholder who owns Common Stock listed in the name of a bank or broker as nominee, at the close of business on September 28, 2015.  Any request for a copy of our 2015 Form 10-K or other SEC filings should be mailed to ARC Group Worldwide, Inc., 810 Flightline Blvd., Deland, FL 32724, Attention: Chief Executive Officer.

PROXY MATERIALS DELIVERED TO A SHARED ADDRESS

Because we are using the SEC’s notice and access rule, we will not household our proxy materials or notices to shareholders of record sharing an address.  As a result, shareholders of record who share an address will each be mailed a separate notice or paper copy of the proxy materials.  However, shareholders who own the Company’s Common Stock through certain brokerage firms, banks and other entities should be aware that they may only receive one copy from such entities.  The Company will, upon request, deliver without charge a separate copy of the Company’s Annual Report on Form 10-K and/or this Proxy Statement, as may be requested, to any shareholder by contacting: ARC Group Worldwide, Inc., 810 Flightline Blvd., Deland, FL 32724, Attention: Chief Executive Officer.

WHERE YOU CAN FIND MORE INFORMATION

The Company is currently subject to the information requirements of the Exchange Act and files periodic reports, proxy statements and other information with the SEC relating to its business, financial and other matters. You may read and copy any document we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 Washington, D.C.  Please call the Commission at 1-800-SEC-0330 for further information on the public reference room.  Our SEC filings are also available to the public over the Internet at the SEC’s Website at http://www.sec.gov.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

In our filings with the SEC, information is sometimes incorporated by reference.  This means that we are referring you to information that we have filed separately with the SEC.  The information incorporated by reference should be considered part of this Proxy Statement, except for any information superseded by information contained directly in this Proxy Statement or in any other subsequently filed document.

Pursuant to the Exchange Act, we currently file annual and quarterly reports with the SEC.  Our Annual Report on Form 10-K, as amended, for the fiscal year ended June 30, 2015, filed pursuant to Section 13 of the Exchange Act, includes financial statements and schedules.  This Proxy Statement incorporates by reference our Annual Report on Form 10-K, as amended, for the year ended June 30, 2015, that we have previously filed with the SEC.  The Form 10-K contains important information about the Company and its financial condition.  This Proxy Statement also incorporates by reference the financial statements that are contained in our Annual Report on Form 10-K, as amended, for the year ended June 30, 2015, that we have previously filed with the SEC:

•                  our audited Consolidated Balance Sheets as of June 30, 2015 and June 30, 2014;

•                  our audited Consolidated Statements of Income for the years ended June 30, 2015 and June 30, 2014;

•                  our audited Consolidated Statements of Cash Flows for the years ended June 30, 2015 and June 30, 2014; and

•                  the Notes to our audited Consolidated Financial Statements, in each case that are contained in our Annual Report on Form 10-K for the year ended June 30, 2015.

We also incorporate by reference any additional documents that we may file with the Commission under Section 13(a), 13(c), 14 or 15 (d) of the Exchange Act between the date of this Proxy Statement and the date of the Annual Meeting.

We will provide, without charge, upon the written or oral request of any person to whom this Proxy Statement is delivered, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all information that has been incorporated by reference, without exhibits unless such exhibits are also incorporated by reference in this Proxy Statement.  You may obtain a copy of these documents and any amendments thereto by written request addressed to: ARC Group Worldwide, Inc., 810 Flightline Blvd., Deland, FL 32724, Attention: Chief Executive Officer, or by calling us at (303) 467-5236.

These documents are also included in our SEC filings, which you can access electronically at the SEC website located at http://www.sec.gov.

If you wish to attend the 2015 Annual Meeting in person, you must RSVP no later than 5:00 pm on Thursday, November 12, 2015 to the following e-mail address: InvestorRelations@arcgroupworldwide.com.  In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver’s license).  Shareholders holding stock in brokerage accounts must bring a brokerage statement or other evidence of share ownership as of September 28, 2015 in order to be admitted to the meeting. Simply attending the Annual Meeting, however, will not revoke your proxy; you must vote at the Annual Meeting to revoke your proxy if you have not previously revoked your proxy.

This Notice and Proxy Statement are sent by order of the Board of Directors.

Dated: September 29, 2015	Jason T. Young
President and Chief Executive Officer

* * * * *

ANNEX A

ARC GROUP WORLDWIDE, INC.

2015 EQUITY INCENTIVE PLAN

1. Purposes of the Plan

The purpose of this Plan is to attract, retain and motivate eligible persons by providing the opportunity to acquire a proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company’s shareholders and to promote the success of the Company’s business.

2. Definitions

The following definitions apply to this Plan:

“Administrator” means the Compensation Committee of the Board which shall administer the Plan, provided, however, the Board as a whole shall act as the Administrator with respect to all grants of Awards under the Plan to Outside Directors.

“Affiliate” means with respect to any Person, (i) any other Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person or (iii) any other Person in which the Company has a significant equity interest; in either case as determined by the Administrator, whether now or hereafter existing. For purpose of this definitions, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

“Award” means, individually or collectively, any right granted under the Plan including Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus, Performance Unit or Performance Share granted under the Plan.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” means (i) Participant’s willful failure or refusal to perform in any material respect his or her duties or responsibilities to the Company or deliberate violation of any material policy of the Company, in effect from time to time; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as otherwise provided in the Plan, or any Award Agreement or employment agreement or Service Provider agreement, and the term “Company” will be interpreted to include any Subsidiary or Parent, as appropriate. Notwithstanding the foregoing, the foregoing definition of “Cause” may, in part or in whole, be modified or replaced in each individual employment agreement or Service Provider agreement or Award Agreement with any Participant, provided that such document expressly states that it supersedes the foregoing definition.

“Change in Control” means the occurrence of any of the following events:

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(i) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for purposes of this Plan, the acquisition of additional Company securities on or after the date of adoption of this Plan by the shareholders of the Company by (x) any Person or Group who owns or is deemed to beneficially own more than fifty percent (50%) of the total voting power of the securities of the Company; or (y) any Person or Group who owns or has been deemed to beneficially own more than fifty percent (50%) of the total voting power of the securities of the Company within the twelve months preceding the date of adoption of this Plan by the shareholders of the Company, will in either such case not be considered a Change in Control;

(ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation;

(iv) any other transaction which qualifies as a corporate reorganization under Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company); or

(v) a change in the effective control of the Company that occurs on the date that all members of the Board are replaced during any calender quarter by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board immediately preceding the date of the appointment or election of the successor members of the Board, provided, however, for purpose of this Plan, if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control.

(A) Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

(B) Notwithstanding anything to the contrary herein, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.

(C) A transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

“Code” means the Internal Revenue Code of 1986, as amended, and all regulations promulgated thereunder.

“Committee” means a committee of Directors or of other individuals constituted in accordance with Section 4 of this Plan and compliant with any applicable Laws.

“Common Stock” means the Company common stock, par value $.0005 per share.

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“Company” means ARC Group Worldwide, Inc., a Utah corporation, and any successor thereto.

“Consultant” means any Person employed and/or engaged as a consultant or adviser by the Company.

“Director” means a member of the Board.

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

“Employee” means any natural person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Directors shall not be construed as Employees consequent to the payment of any fees paid by the Company to any Directors.

“Employer” means Participant’s employer or former employer, as applicable.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Exchange Program” means a program under which (i) outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof) or (ii) the exercise price of an outstanding Award is increased or reduced.

“Fair Market Value” means, the closing sales price for a share of Common Stock, as quoted on any national securities exchange on which Company Common Stock is listed on such date of determination, as reported by Bloomberg or such other source as the Administrator deems reliable, or if none of the foregoing is applicable, as determined by the Administrator, acting in good faith.

“Fiscal Year” means the fiscal year of the Company.

“Group” means a group of persons acting together with respect to the acquisition of securities and required to file reports, or amendments thereto, with the U.S. Securities & Exchange commission in compliance with Regulation 13D or 13G promulgated under the Exchange Act.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option under Section 422 of the Code.

“Law” and “Laws” means each and every applicable U.S. state and federal laws, the Code, any rules of any stock exchange (or quotation system) on which the Common Stock is listed or quoted, and any foreign laws in any jurisdiction where Awards are granted or planned to be granted under the Plan.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Nonstatutory Stock Option” means an Option that does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a natural person serving as an officer of the Company within the definition of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means a stock option granted pursuant to the Plan.

“Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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“Participant” means an eligible Person to whom an Award is granted pursuant to the Plan or, if applicable, such other Person who holds an outstanding Award.

“Performance Award” means an Award granted pursuant to Section 12 of the Plan.

“Performance Factors” means any of the factors selected by the Administrator and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the Performance Goals established by the Administrator with respect to applicable Awards have been satisfied:  profit before tax; billings; revenue; net revenue; earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings); operating income; operating margin; operating profit; controllable operating profit, or net operating profit; net profit; gross margin; operating expenses or operating expenses as a percentage of revenue; net income; earnings per share; total shareholder return; market share; return on assets or net assets; the company’s stock price; growth in shareholder value relative to a pre-determined index; return on equity; return on invested capital; cash flow (including free cash flow or operating cash flows); cash conversion cycle; economic value added; individual confidential business objectives; contract awards or backlog; overhead or other expense reduction; credit rating; strategic plan development and implementation; succession plan development and implementation; improvement in workforce diversity; customer indicators; new product invention or innovation; attainment of research and development milestones; improvements in productivity; bookings; attainment of objective operating goals and employee metrics; and any other metric that is capable of measurement as determined by the Administrator.  The Administrator may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the Performance Factors to preserve the Administrator’s original intent regarding the Performance Factors at the time of the initial award grant. It is within the sole discretion of the Administrator to make or not make any such equitable adjustments.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Administrator for the Performance Period based upon the Performance Factors.

“Performance Period” means the period of service determined by the Administrator, not to exceed five (5) years, during which the Performance Goals or other vesting provisions must be for an Award.

“Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 12 of this Plan.

“Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 12 of this Plan.

“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

“Person” means any natural person, business, corporation, partnership, association, limited liability company, joint venture, business enterprise, trust or other entity.

“Plan” means this ARC Group Worldwide, Inc. 2015 Equity Incentive Plan.

“Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

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“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8 of the Plan. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.

“Section 16(b)” means Section 16(b) of the Exchange Act.

“Service” shall mean service as an Employee, Consultant, Director or Non-Employee Director, to the Company or a Parent, Subsidiary or Affiliate of the Company, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement.  An Employee will not be deemed to have ceased to provide Service in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company; provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company. In the case of any Employee on an approved leave of absence or a reduction in hours worked, the Company may make such provisions respecting suspension of or modification of vesting of the Award while on leave from the employ of the Company or a Parent, Subsidiary or Affiliate or during such change in working hours as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military leave, if required by applicable Laws, vesting shall continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide Services to the Company throughout the leave on the same terms as he or she was providing Services immediately prior to such leave. Except as set forth in this definition, an Employee shall have terminated employment as of the date he or she ceases to provide Services (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment shall not be extended by any notice period or garden leave mandated by local Laws, provided however, that a change in status from an Employee to a Consultant shall not terminate the service provider’s Service, unless determined by the Administrator, in its sole discretion. The Administrator will have sole discretion to determine whether a Participant has ceased to provide Services and the effective date on which the Participant ceased to provide Services.

“Service Provider” means any Person serving as an Employee, Director or Consultant of the Company.

“Shares” means shares of the Company’s Common Stock and the common stock of any successor security.

“Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 11 is designated as a Stock Appreciation Right.

“Stock Bonus” means an Award granted pursuant to Section 10 of the Plan.

“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Shares Subject to the Plan

(a)                                 Shares Subject to the Plan. The total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board, is 950,000 Shares.

(b)                                 Reversion Shares. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock,

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Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3(b).

(c)                                  Reserved Shares. At all times the Company shall reserve and keep available a sufficient number of Shares as necessary to satisfy the requirements of all outstanding Awards granted under this Plan.

4. Administration of the Plan

(a)                                 Procedures.

(i) Administration.  The Board shall appoint the Compensation Committee of the Board to administer the Plan.  Subject to all other terms and conditions of this Plan, and to the direction of the Board, the Administrator will have full power to implement and carry out this Plan, provided, however, the Board shall establish the terms for the grant of any and all Awards to Non-Employee Directors.  Separate Committees may administer different aspects of the Plan with respect to different Participants and/or different groups of Service Providers.  At the determination of the Administrator, the administration and Awards granted under the Plan will be structured to satisfy the requirements for exemption under Rule 16b-3 promulgated under the Exchange Act.

(ii) Section 162(m). When necessary or desirable for an Award to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall consist solely of two or more Non-Employee Directors who are also Outside Directors and shall approve the grant of such Award and timely determine (as applicable) the Performance Period and any Performance Factors upon which vesting or settlement of any portion of such Award is to be subject. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors.

(iii) Grants to Outside Directors.  The full Board will make participation and compensation determinations as to Outside Directors.

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(b)                                 Powers of the Administrator.  The Administrator will have the authority, in its discretion, subject to all other provisions of this Plan, and each other Committee formed by the Board or the Administrator for purposes of administration of the Plan, will have authority in its respective discretion, to take any and all of the following actions:

(i) determine the Fair Market Value and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;

(ii) select Persons to receive Awards;

(iii) to determine the number of Shares or other consideration subject to Awards;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may vest and be exercised (which may be based on performance criteria) or settled, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi) to implement and determine the terms and conditions of any Exchange Program;

(vii) to construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(ix) to modify or amend each Award and grant waivers, and exercise any and all other discretionary authority permitted under this Plan;

(x) to reduce or waive any criteria with respect to Performance Factors and to adjust Performance Factors to take into account changes in law and accounting or tax rules as the Administrator deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code;

(xi) to make all other determinations which the Administrator deems necessary and advisable for administering the Plan.

(c)                                  Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on the Company and all persons having an interest in any Award under the Plan.

5. Eligibility

Incentive Stock Options may be granted only to Employees.  All other Awards may be granted to Employees, Consultants, Directors and Non-Employee Directors; provided such Consultants, Directors and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

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6. Stock Options

(a)                                 Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares underlying Incentive Stock Options exercisable for the first time by the Participant during any calendar year (including all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), all such Options will be construed as Nonstatutory Stock Options. Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the date the Option for such Shares is granted.  If for any reason any Option (or portion thereof) does not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, the Option (or portion thereof) shall be treated as a Nonstatutory Option granted under the Plan. In no event will the Administrator, the Company or any Parent or Subsidiary or any of their respective Employees or Directors have any liability to Participant (or any other Person) due to the failure of the Option to qualify for any reason as an Incentive Stock Option.

(b)                                 Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Options the term will be ten (10) years from the date of grant or such shorter term as specified in the respective Award Agreement.  Incentive Stock Options granted to a Participant who, at the time the Incentive Stock Option is granted, owns ten percent (10%) or more of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary will be subject to a five (5) year term from the date of grant or such shorter term as specified in the Award Agreement.

(c)                                  Exercise and Consideration.

(i) Exercise Price. The Exercise Price of an Option will be determined by the Administrator when the Option is granted; provided that: (i) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any Incentive Stock Option granted to a Ten Percent Shareholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with the respective Award Agreement and in accordance with any procedures established by the Company.

(ii) Exercise Period and Exercise Dates. Options granted under the Plans will vest and become exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Award Agreement, including, without limitation, the period within which the Option may be exercised and any other conditions which must be satisfied prior to such exercise.

(iii) Consideration. Payment from a Participant for Shares or any other instruments purchased pursuant to an Award made under this Plan may be made in cash or by check or, where expressly approved for the Participant by the Administrator and where permitted by Law (and to the extent not otherwise set forth in the applicable Award Agreement) in the following manner: (1) cash; (2) check; (3) promissory note; (4) other Shares, provided that such Shares have a Fair Market Value on the date of tender equal to the total exercise price of the Shares underlying the Option exercised; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise procedure; (6) any combination of the foregoing; or (7) any other consideration and method of payment acceptable to the Administrator, as determined in its sole discretion, as permitted by applicable Laws.

(d)                                 Exercise of Option.

(i) Method of Exercise. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such other conditions which are determined as reasonable and necessary by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be construed as exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the Person entitled to exercise the Option, and (ii) payment in full for the Shares underlying the Option exercised (together with all applicable taxes). The consideration and method of payment for such

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exercise may be by any means authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the registrar of the transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. To the extent all conditions of exercise have been satisfied, the Company will cause the Shares to be issued with respect to such exercise as soon as reasonably possible thereafter.

(ii) Termination of Relationship as a Service Provider. If the Participant’s Service terminates for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates not later than ninety (90) days after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Administrator, with any exercise beyond ninety (90) days after the date Participant’s Service terminates deemed to be the exercise of Nonstatutory Stock Option), but in any event not later than the expiration date of the Options.  Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares underlying the unvested portion of the Option will no longer be exercisable and may be returned to the Plan by the Administrator.  If after termination the Participant does not exercise his or her Option within the time period specified by the Administrator, the Option will expire and the Shares underlying the Option will no longer be available for exercise by the Participant and may be returned to the Plan by the Administrator.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within the period of time specified in the Award Agreement to the extent the Option is vested on the date of termination (but not later than the expiration of the term of the Option as set forth in the Award Agreement). In the absence of a specified exercise term in the Award Agreement, the Option will remain exercisable for three hundred sixty five (365) days following the Participant’s termination. If the Participant is not fully vested with respect to the Option, the Shares underlying the unvested portion of the Option will no longer be available for exercise by the Participant and may be returned to the Plan by the Administrator.  If after termination the Participant does not exercise his or her Option within the time specified, the Shares underlying by the Option will no longer be available for exercise by the Participant and may be returned to the Plan by the Administrator.

(iv) Death of Participant.  If the Participant’s Service terminates because of the Participant’s death (or the Participant dies within ninety (90) days after Participant’s Service terminates other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant’s legal representative, or authorized assignee, not later than three hundred sixty five (365) days after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Administrator), but in any event not later than the expiration date of the Options.

(v) Extension if Exercise Prevented by Law.  Notwithstanding anything to the contrary in this Plan, if the exercise of an Option is prevented by operation of any applicable Laws, the Option shall remain exercisable for such additional period of time as determined by the Administrator, in its sole discretion, after the date the Participant is notified by the Company that the Option is not exercisable, provided, however, such extended exercise period shall not exceed the term of the Option as stated in the Award Agreement.

(vi) Cause. Notwithstanding anything to the contrary in this Plan, if the Participant is terminated for Cause, then Participant’s all outstanding Options (whether or not vested) shall terminate and cease to be exercisable as of Participant’s date of termination of Service, or at such later time and on such conditions as determined by the Administrator, but in no event later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, “Cause” shall have the meaning set forth in the Plan.

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7. Exceptions to Issuances of Shares

The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state, federal or foreign Law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such authority, registration, qualification or compliance has not been obtained.

8.  Restricted Stock

(a)                                 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)                                 Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c)                                  Transferability. Except as provided in this Section 8 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

(d)                                 Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)                                  Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)                                   Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)                                  Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)                                 Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

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9. Restricted Stock Units.

(a)                                 Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b)                                 Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.

(c)                                  Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)                                 Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e)                                  Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

10. Stock Bonus Awards.

A Stock Bonus Award is an award to an eligible Employee, Consultant, or Director of Shares for Services to be rendered or for past Services already rendered to the Company or any Parent or Subsidiary. All Stock Bonus Awards shall be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.

(a)  Terms of Stock Bonus Awards. The Administrator will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of Performance Goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Administrator shall: (i) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (ii) select from among the Performance Factors to be used to measure Performance Goals; and (iii) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different Performance Goals and other criteria.

(b)  Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Administrator.

(c)  Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Administrator).

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11.  Stock Appreciation Rights

(a)                                 Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)                                 Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.

(c)                                  Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d)                                 Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)                                  Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(b) relating to the maximum term and Section 6(d) relating to exercise of Options also will apply to Stock Appreciation Rights.

(f)                                   Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

12.  Performance Units and Performance Shares

(a)                                 Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)                                 Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)                                  Performance Goals and Other Terms. The Administrator will establish Performance Goals or set other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and the Performance Goals that are to be achieved by the Participant and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set Performance Goals based

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upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d)                                 Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any Performance Goals or other vesting provisions for such Performance Unit/Share. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Units/Shares for such Performance Period.

(e)                                  Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)                                   Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

13. [Reserved]

14. Transferability of Awards

An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Administrator authorizes an Award to be transferable, such Award may contain additional terms and conditions which the Administrator determines are reasonable and necessary and otherwise consistent with the terms and conditions of this Plan.

15. Adjustments; Change In Control

(a)                                 Adjustments. If the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, the Administrator, in order to maintain the proportionate benefits intended to be made available under the Plan, will adjust the number of Shares that may be delivered under the Plan and the number and price of Shares underlying each outstanding Award.

(b)                                 Change in Control.

(I)                                   In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that (i) Awards may be assumed, or substantially equivalent Awards will be

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substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this subsection 15(b), the Administrator will not be required to treat all Awards similarly in the transaction.

(II)                              In the event that the successor corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all Performance Goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

(III)                         For the purposes of this subsection (b), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

(IV)                          Notwithstanding anything in this Section 15(b) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(c)                                  Outside Director Awards. With respect to Awards granted to an Outside Director that are assumed or substituted for, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such resignation is at the request of the acquirer), then the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and,

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with respect to Awards with performance-based vesting, all Performance Goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

(d)                                 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

16. Tax Matters

(a)                                 Withholding Requirements. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company, or to the Parent or Subsidiary employing the Participant, an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax liability legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax liability legally due from the Participant.

(b)                                 Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of applicable Laws, may require or permit a Participant to satisfy such tax withholding obligation or any other tax liability legally due from the Participant, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld or (iv) withholding from the proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c)                                  Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

17. Employment & Services

(a)                                 Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or any Parent or Subsidiary of the Company, nor will they interfere in any way with the Participant’s right or the Company’s right, or Parent’s or Subsidiary’s right, to terminate such relationship at any time, with or without cause, to the extent permitted by applicable Laws.

(b)                                 The Company shall not be liable for any foreign currency exchange rate fluctuation that may affect the value of any Option or of any amounts due from the Participant upon exercise of any Option or the subsequent sale of any Shares acquired upon exercise of any Option.

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(c)                                  Any and all Options and Shares subject to Options shall not at any time or for any reason be construed as part of any normal or expected compensation or salary by any Participant.

(d)                                 No Participant shall bring any claim or exercise any rights against the Company regarding entitlement to compensation or damages relating to the forfeiture of any Award resulting from the termination of Participant’s engagement or cessation of provision of Services as a Service Provider.

18. Date of Grant

The date of grant of an Award will be the date on which the Administrator makes the determination granting such Award, or such other later date determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19. Term

The Plan will become effective upon its approval by the shareholders of the Company. Following approval, the Plan will remain in effect for a term of ten (10) years from the date of its approval by the shareholders, unless terminated earlier under Section 20 of the Plan.

20. Amendment and Termination of the Plan

The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval under applicable Laws; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted.

21. Conditions for Issuance of Shares

(a)                                 Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)                                 Investment Representations. As a condition to the exercise of an Award, the Company may require the Person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c)                                  Each Participant who receives an Award shall comply with any and all policies adopted by the Company from time to time covering transactions in the Company’s securities by Employees, Officers and/or Directors of the Company.

22. Shareholder Approval

This Plan shall be submitted for the approval of the Company’s shareholders, consistent with applicable Laws, within twelve (12) months before or after the date this Plan is adopted by the Board.

#                                         #                                         #

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Annex B

ARC GROUP WORLDWIDE, INC.

CHARTER OF THE NOMINATING & GOVERNANCE COMMITTEE

OF THE BOARD OF DIRECTORS

The Board of Directors of ARC Group Worldwide, Inc., a Utah corporation (the “Company”), has constituted and established a Nominating & Governance Committee (the “Committee”) with authority, responsibility and duties as described herein.  This Charter and the composition of the Committee are intended to comply with the rules of the NASDAQ Stock Market (“NASDAQ”).

A.            Purpose

The purposes of the Committee are the following:

•                  Assist the Board of Directors (the “Board”) by identifying individuals qualified to become Board members, consistent with criteria approved by the Board;

•                  Recommend for the Board’s approval the slate of nominees to be proposed by the Board to shareholders for election to the Board;

•                  Recommend to the Board the nominees among the Board members who will serve on each committee of the Board;

•                  Recommend to the Board the nominee for Chairman of the Board;

•                  Recommend to the Board the nominee to serve in the role of lead director of the Board; and

•                  To assist the Board of Directors in ensuring proper attention and effective response to stockholder concerns regarding corporate governance.

B.            General Principles

Each nominee under consideration to serve as a director of the Company shall have a demonstrable record of personal and professional integrity and must be able to represent the long-term interests of the Company’s shareholders with objectivity, practical experience, mature judgment and high ethical standards. The Company shall endeavor to have a Board representing diverse experience in the areas that are relevant to the Company’s business activities.

Each nominee under consideration to serve as a director of the Company must be willing to devote sufficient time to carrying out their duties and responsibilities efficiently.  The nominees should be willing to commit to serve on the Board for an extended period of time.  Directors should be ready to offer their resignation in the event of any significant change in their personal circumstances, including a change in their principal job responsibilities.

C.            Appointment, Membership and Organization

The Committee will consist of no fewer than two (2) independent directors.  The Board shall determine the exact number of members to serve on the Nominating & Governance Committee from time-to-time and may at any time remove or replace any Committee member.

Each of the Committee’s members will be appointed by the Board.  The Committee will comply with the rules and regulations of the Securities and Exchange Commission and the NASDAQ Stock Market, including those related to independence.

Unless the Chair of the Committee is elected by the Board, the members of the Committee shall designate a chair by the majority vote of the full Committee membership. The Committee may change the chair at any time.

D.            Responsibilities

The responsibilities of the Nominating & Governance Committee include the following:

1.              To evaluate the composition, size and organization of the Board and its committees;

2.              To review and assess Board director independence criteria with respect to continuing and prospective directors;

3.              To ascertain the status of Company executive officers under Section 16 promulgated under the Securities Exchange Act of 1934, as Amended (the “Exchange Act”) and make recommendations to the Board accordingly;

4.              To develop, update as necessary and recommend to the Board policies for considering director nominees for election to the Board in addition to the criteria set forth herein;

5.              To recommend ways to enhance communications and relations with shareholders relating to nominations of directors;

6.              To periodically consider and make recommendations to the Board regarding the experience, talents, skills and other characteristics the Board as a whole should possess in order to maintain its effectiveness;

7.              To seek individuals whose skills and attributes reflect those desired for service on the Board;

8.              To evaluate and recommend candidates for election and/or re-election to the Board consistent with criteria approved by the Board, including nominees recommended by shareholders;

9.              To review the slate of directors who are to be re-nominated to determine whether they are meeting the Board’s expectations of them;

10.       To annually review committee chairs and membership and recommend any changes to the full Board;

11.       To evaluate and recommend termination of service of individual members of the Board as appropriate, in accordance with the Board’s governance principles, for cause or for other proper reasons;

12.       To oversee risks and exposures associated with director succession planning;

13.       To meet in executive session with key management personnel and meet with representatives of outside advisors as the Committee deems necessary and advisable;

14.       To make oral or written reports to the Board;

15.       To review and re-examine this Charter at least on an annual basis and make recommendations to the Board regarding any proposed changes;

16.       To review annually the Committee’s own performance against responsibilities outlined in this Charter and as otherwise established by the Board;

17.       To review proposed changes to the Corporation’s charter or bylaws, or Board committee charters, and make recommendations to the Board of Directors; and

18.       To review governance-related stockholder proposals and recommend Board of Director response.

E.             Authority

The Committee shall have full power and authority to undertake any and all actions deemed necessary or advisable by the Committee in connection with the performance of its responsibilities.  The Committee shall have power to review and assess any matter brought to its attention that is within the scope of the Committee’s authority, including, without limitation, full access to all Company books, records, facilities and employees.  The Committee has the sole authority to select, retain and terminate consultants, legal counsel or other advisors, including director search firms, to advise the Committee, all at the expense of Company, and to approve the terms of any such engagement and the fees of any such consultants, legal counsel or advisors. In selecting a consultant or other advisor, the Committee will take into account factors that may be required by applicable law or listing standards or that it otherwise considers appropriate.

F.              Meetings and Minutes

The Committee will meet as often as it determines is appropriate consistent with the stated purposes of the Committee and the rules of the NASDAQ Stock Market.  The Committee will keep minutes of each meeting. The Committee shall decide when and where it will meet, and must deliver a copy of the agenda in advance to the Board.  Such meetings may be held in person or telephonically or through any other electronic media so long as all members of the Committee can at all times hear the other members of the Committee and to be heard by the others in order to fully participate in the meeting.

Unless the Board or this Charter provides otherwise, the Committee can make, alter or repeal rules for the conduct of its business. In the absence of these rules, the Committee will conduct its business in the same way the Board conducts its business.

G.            Nomination Process

The Committee will follow the following procedures in connection with the nomination or re-nomination of individuals for election as Directors at meetings of shareholders of the Corporation:

1.              In determining whether to nominate an incumbent Director for reelection, the Committee will evaluate each incumbent’s continued service, in light of the Board’s overall requirements.

2.              When the need for a new Director arises (whether because of a newly created Board seat or vacancy), the Committee will proceed in such manner as it deems appropriate to identify a qualified candidate or candidates. The Committee will review the qualifications of each candidate.  The final candidates will be interviewed by the Corporation’s Chairman of the Board and one or more other Board members. The Committee will then make a recommendation to the Board based on its review, the results of interviews with the candidate and all other available information. The Board will make the final decision on whether to invite the candidate to join the Board.

3.              Any shareholder may nominate a person for election as a Director at a meeting of shareholders at which the nominating shareholder is entitled to vote by following certain procedures which shall be set forth in the annual proxy statement of the Company in accordance with the rules and regulations promulgated under the Exchange Act.

4.              In regard to nominations of persons for election to the Board, in the event that the Committee will not be recommending an incumbent director for inclusion in the slate of nominees to be proposed by the Board to the shareholders for election to the Board, and provided that the incumbent director has not notified the Committee that he or she will be resigning or that he or she does not intend to stand for re-election to the Board, then, in the case of an election to be held at an annual meeting of shareholders, the Committee will recommend the slate of nominees to the Board at least thirty (30) days prior to earliest date on which nominations for directors may be presented to shareholders of the Company in a proxy statement filed in accordance in accordance with the rules and regulations promulgated under the Exchange Act.

5.              In the event of an election to occur at a special meeting of the Company, the Committee will recommend the slate of nominees to the Board as soon as reasonably possible prior to the date on which notice must be given to shareholders of the Company in a proxy statement filed in accordance with the rules and regulations promulgated under the Exchange Act.

6.              The Committee will consider for inclusion in the Board’s annual slate of Director nominees candidates recommended by significant, long-term shareholders. A significant long-term shareholder is a shareholder, or group of shareholders that beneficially owned more than 5% of the Corporation’s voting stock for at least two years prior to the date the recommendation was made and at the record date for the shareholder meeting.  In order for such a nominee to be considered for inclusion with the Board’s slate, the nominating shareholder shall submit a timely nomination notice in accordance with the procedures above. The nominating shareholder should expressly indicate in the notice that such shareholder desires that the Board and Committee consider the shareholder’s nominee for inclusion with the Board’s slate of nominees for the meeting. The nominating shareholder and shareholder’s nominee should undertake to provide, or consent to the Corporation’s obtaining, all other information the Board and Committee deems necessary and relevant in connection with their respective evaluation of the nominee.

7.              A shareholder nominee submitted for inclusion in the Board’s slate of nominees must meet the criteria for consideration as a nominee and service as a Director under this Charter and such other policies adopted by the Committee from time to time which shall be made available to shareholders upon request;

8.              In evaluating shareholder nominees for inclusion with the Board’s slate of nominees, the Board and Committee may consider all other information relevant in their business judgment to the decision of whether to nominate a particular candidate for a particular Board seat, taking into account the then current composition of the Corporation’s Board.

9.              The Committee intends to continue to evaluate its policies and procedures regarding shareholder nominations in light of changing industry practices and regulation. The policies and procedures described in this Section are subject to change.

H.           Delegation of Authority & Interpretation

The Committee may form and delegate authority to subcommittees when appropriate.

This Charter is intended to be flexible so that the Committee is able to meet changing conditions. The Committee is authorized to take any and all such further actions as are consistent with the responsibilities of the Committee stated herein and to take such other actions thereto which the Committee determines are necessary or desirable under applicable law, NASDAQ Stock Market, the Company’s Bylaws or as the Board of Directors may require.

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